                 ----------------------------------------------

                                   PROSPECTUS
                                 MARCH 30, 1999
                 ----------------------------------------------

                            SUNAMERICA SERIES TRUST

                  --    Cash Management Portfolio
                  --    Corporate Bond Portfolio
                  --    Global Bond Portfolio
                  --    High-Yield Bond Portfolio
                  --    Worldwide High Income Portfolio
                  --    SunAmerica Balanced Portfolio
                  --    MFS Total Return Portfolio
                  --    Asset Allocation Portfolio
                  --    Utility Portfolio
                  --    Growth-Income Portfolio
                  --    Federated Value Portfolio
                  --    Venture Value Portfolio
                  --    "Dogs" of Wall Street Portfolio
                  --    Alliance Growth Portfolio
                  --    MFS Growth and Income Portfolio
                  --    Putnam Growth Portfolio
                  --    Real Estate Portfolio
                  --    MFS Mid-Cap Growth Portfolio
                  --    Aggressive Growth Portfolio
                  --    International Growth and Income Portfolio
                  --    Global Equities Portfolio
                  --    International Diversified Equities Portfolio
                  --    Emerging Markets Portfolio

                 ----------------------------------------------
                             [ANCHOR NATIONAL LOGO]
                 ----------------------------------------------

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT
APPROVED OR DISAPPROVED THESE SECURITIES OR
PASSED UPON THE ADEQUACY OF THIS PROSPECTUS.
ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

--------------------------------------------------------------------------------

                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

TRUST HIGHLIGHTS............................................      3

  Q&A.......................................................      3

ACCOUNT INFORMATION.........................................     29

ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET
  PORTFOLIO.................................................     30

  Investment Strategy for the "Dogs" of Wall Street
     Portfolio..............................................     30

MORE INFORMATION ABOUT THE PORTFOLIOS.......................     30

  Investment Strategies.....................................     30

GLOSSARY....................................................     42

  Investment Terminology....................................     42

  Risk Terminology..........................................     44

OTHER INFORMATION...........................................     46

  Year 2000.................................................     46

MANAGEMENT..................................................     47

  Investment Adviser and Manager............................     47

  Information about the Subadvisers.........................     49

  Portfolio Management......................................     51

  Custodian, Transfer and Dividend Paying Agent.............     62

FINANCIAL HIGHLIGHTS........................................     62

FOR MORE INFORMATION........................................     66

      --------------------------------------------------------------------

                                TRUST HIGHLIGHTS
      --------------------------------------------------------------------

The following questions and answers are designed to give you an overview of SunAmerica Series Trust (the "Trust") and to provide you with information about twenty-three of the Trust's separate investment series ("Portfolios") and their investment goals and principal strategies. More complete investment information is provided in the chart, under "More Information About the Portfolios," which is on page 30, and the glossary that follows on page 42.

                                         Q&A

FIXED INCOME PORTFOLIOS typically seek to provide high current income consistent with the preservation of capital by investing in fixed income securities.

YIELD is the annual dollar income received on an investment expressed as a percentage of the current or average price.

INCOME is interest payments from bonds or dividends from stocks.

TOTAL RETURN is a measure of performance which combines all elements of return including income and capital gain or loss; it represents the change in value of an investment over a given period expressed as a percentage of the initial investment.

"HIGH QUALITY" INSTRUMENTS have a very strong capacity to pay interest and repay principal; they reflect the issuers' high creditworthiness and low risk of default.


Q:  WHAT ARE THE PORTFOLIOS' INVESTMENT GOALS AND PRINCIPAL INVESTMENT
    STRATEGIES?
A: Each Portfolio operates as a separate mutual fund, with its own investment goal and a principal strategy for pursuing it. A Portfolio's investment goal may be changed without shareholder approval, but you will be notified of any change. There can be no assurance that any Portfolio will meet its investment goal or that the net return on an investment will exceed what could have been obtained through other investment or savings vehicles.

                            FIXED INCOME PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Cash Management         high current yield while    invests in a diversified selection
    Portfolio               preserving capital          of money market instruments
  ----------------------------------------------------------------------------------------------
    Corporate Bond          high total return with      invests primarily in investment
    Portfolio               only moderate price risk    grade fixed income securities
  ----------------------------------------------------------------------------------------------
    Global Bond Portfolio   high total return,          invests in high quality fixed
                            emphasizing current         income securities of U.S. and
                            income and, to a lesser     foreign issuers and transactions in
                            extent, capital             foreign currencies
                            appreciation
  ----------------------------------------------------------------------------------------------
    High-Yield Bond         high current income and,    invests primarily in intermediate
    Portfolio               secondarily, capital        and long-term corporate
                            appreciation                obligations, emphasizing
                                                        higher-yielding, higher-risk,
                                                        lower-rated or unrated securities
                                                        (junk bonds) with a primary focus
                                                        on "B" rated high-yield bonds
  ----------------------------------------------------------------------------------------------
    Worldwide High Income   high current income and,    invests primarily in high-yielding
    Portfolio               secondarily, capital        fixed income securities (junk
                            appreciation                bonds) of issuers located
                                                        throughout the world
  ----------------------------------------------------------------------------------------------

BALANCED PORTFOLIOS typically try to balance three different investment goals: capital appreciation, income and capital preservation by investing in a mixture of stocks, bonds and money market instruments.

ASSET ALLOCATION is a varying combination, depending on market conditions and risk level, of stocks, bonds, money market instruments and other assets.

CAPITAL APPRECIATION/GROWTH is an increase in the market value of securities held.

                    BALANCED OR ASSET ALLOCATION PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    SunAmerica Balanced     conservation of             maintains at all times a balanced
    Portfolio               principal                   portfolio of stocks and bonds, with
                                                        at least 25% invested in fixed
                                                        income securities
  ----------------------------------------------------------------------------------------------
    MFS Total Return        reasonable current          invests primarily in common stocks
    Portfolio               income, long-term           and fixed income securities, with
                            capital growth and          an emphasis on income-producing
                            conservation of capital     securities that appear to have some
                                                        potential for capital enhancement
  ----------------------------------------------------------------------------------------------
    Asset Allocation        high total return           invests in a diversified portfolio
    Portfolio               (including income and       that may include common stocks and
                            capital gains)              other securities with common stock
                            consistent with long-       characteristics, bonds and other
                            term preservation of        intermediate and long-term fixed
                            capital                     income securities and money market
                                                        instruments
  ----------------------------------------------------------------------------------------------
    Utility Portfolio       high current income and     invests primarily in equity and
                            moderate capital            debt securities of utility
                            appreciation                companies
  ----------------------------------------------------------------------------------------------

                               EQUITY PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    Growth-Income           growth of capital and       invests primarily in common stocks
    Portfolio               income                      or securities that demonstrate the
                                                        potential for appreciation and/or
                                                        dividends
  ----------------------------------------------------------------------------------------------
    Federated Value         growth of capital and       invests primarily in the securities
    Portfolio               income                      of high quality companies
  ----------------------------------------------------------------------------------------------
    Venture Value           growth of capital           invests primarily in common stocks
    Portfolio                                           of companies with market
                                                        capitalizations of at least $5
                                                        billion
  ----------------------------------------------------------------------------------------------
    "Dogs" of Wall Street   total return (including     invests in thirty high dividend
    Portfolio               capital appreciation and    yielding common stocks selected
                            current income)             annually from the Dow Jones
                                                        Industrial Average and the broader
                                                        market (see "Additional information
                                                        about the "Dogs" of Wall Street
                                                        Portfolio" for a detailed
                                                        description of the Portfolio's
                                                        Investment Strategy)
  ----------------------------------------------------------------------------------------------
    Alliance Growth         long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of a limited number of
                                                        large, carefully selected, high
                                                        quality U.S. companies that are
                                                        judged likely to achieve superior
                                                        earnings
  ----------------------------------------------------------------------------------------------

A "GROWTH" PHILOSOPHY -- that of investing in securities believed to offer the potential for capital appreciation -- focuses on securities of companies that are considered to have an historical record of above- average growth rate, significant growth potential, above-average earnings growth or value, the ability to sustain earnings growth, or that offer proven or unusual products or services, or operate in industries experiencing increasing demand.

A "VALUE" PHILOSOPHY -- that of investing in securities that are believed to be undervalued in the market -- often reflects a contrarian approach in that the potential for superior relative performance is believed to be highest when fundamentally solid companies are out of favor. The selection criteria is usually calculated to identify stocks of companies with solid financial strength and generous dividend yields that have low price- earnings ratios and have generally been overlooked by the market, or companies undervalued within an industry or market capitalization category.

MARKET CAPITALIZATION represents the total market value of the outstanding securities of a corporation.

INTERNATIONAL PORTFOLIOS typically seek capital appreciation by investing significantly in securities traded in markets outside the U.S.

AN "EMERGING MARKET" COUNTRY is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle.


                           EQUITY PORTFOLIOS (CONT'D)

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    MFS Growth and Income   reasonable current          invests primarily in equity
    Portfolio               income and long-term        securities
                            growth of capital and
                            income
  ----------------------------------------------------------------------------------------------
    Putnam Growth           long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics that its Subadviser
                                                        believes have above-average growth
                                                        prospects
  ----------------------------------------------------------------------------------------------
    Real Estate Portfolio   total return through a      invests primarily in securities of
                            combination of growth       companies principally engaged in or
                            and income                  related to the real estate industry
                                                        or that own significant real estate
                                                        assets or that primarily invest in
                                                        real estate financial instruments
  ----------------------------------------------------------------------------------------------
    MFS Mid-Cap Growth      long-term growth of         invests primarily in equity
    Portfolio               capital                     securities of medium-sized
                                                        companies, generally with market
                                                        capitalizations between $1 billion
                                                        and $5 billion, that its Subadviser
                                                        believes have above-average growth
                                                        potential
  ----------------------------------------------------------------------------------------------
    Aggressive Growth       capital appreciation        invests primarily in equity
    Portfolio                                           securities of high growth companies
                                                        including small growth companies
                                                        with market capitalizations under
                                                        $1 billion
  ----------------------------------------------------------------------------------------------

                            INTERNATIONAL PORTFOLIOS

  ----------------------------------------------------------------------------------------------
  PORTFOLIO                 INVESTMENT GOAL             PRINCIPAL INVESTMENT STRATEGY
  ----------------------------------------------------------------------------------------------
    International Growth    growth of capital and,      invests primarily in common stocks
    and Income Portfolio    secondarily, current        traded on markets outside the U.S.
                            income
  ----------------------------------------------------------------------------------------------
    Global Equities         long-term growth of         invests primarily in common stocks
    Portfolio               capital                     or securities with common stock
                                                        characteristics of U.S. and foreign
                                                        issuers that demonstrate the
                                                        potential for appreciation and
                                                        engages in transactions in foreign
                                                        currencies
  ----------------------------------------------------------------------------------------------
    International           long-term capital           invests (in accordance with country
    Diversified Equities    appreciation                and sector weightings determined by
    Portfolio                                           its Subadviser) in common stocks of
                                                        foreign issuers that, in the
                                                        aggregate, replicate broad country
                                                        and sector indices
  ----------------------------------------------------------------------------------------------
    Emerging Markets        long-term capital           invests primarily in common stocks
    Portfolio               appreciation                and other equity securities of
                                                        companies that its Subadviser
                                                        believes have above-average growth
                                                        prospects primarily in emerging
                                                        markets outside the U.S.
  ----------------------------------------------------------------------------------------------

Q:  WHAT ARE THE PRINCIPAL RISKS OF INVESTING IN THE PORTFOLIOS?

A: The following section describes the principal risks of each Portfolio, while the chart on page 31 describes various additional risks.

    Risks of Investing in Equity Securities

    The GROWTH-INCOME, FEDERATED VALUE, VENTURE VALUE, "DOGS" OF WALL STREET, ALLIANCE GROWTH, MFS GROWTH AND INCOME, PUTNAM GROWTH, REAL ESTATE, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS invest primarily in equity securities. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and UTILITY PORTFOLIOS invest significantly in equities. As with any equity fund, the value of your investment in any of these Portfolios may fluctuate in response to stock market movements. Growth stocks are historically volatile, which will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, MFS GROWTH AND INCOME, PUTNAM GROWTH, MFS MID-CAP GROWTH, AGGRESSIVE GROWTH and INTERNATIONAL GROWTH AND INCOME PORTFOLIOS. You should be aware that the performance of different types of equity stocks may rise or decline under varying market conditions -- for example, "value" stocks may perform well under circumstances in which "growth" stocks in general have fallen. In addition, individual stocks selected for any of these Portfolios may underperform the market generally.

    Risks of Investing in Bonds

    The CORPORATE BOND, GLOBAL BOND, HIGH-YIELD BOND, and WORLDWIDE HIGH INCOME PORTFOLIOS invest primarily in bonds. In addition, the SUNAMERICA BALANCED, MFS TOTAL RETURN, ASSET ALLOCATION and UTILITY PORTFOLIOS invest significantly in bonds. As with any bond fund, the value of your investment in these Portfolios may go up or down in response to changes in interest rates or defaults (or even the potential for future default) by bond issuers. To the extent a Portfolio is invested in the bond market, movements in the bond market generally may affect its performance.

    Risks of Investing in Junk Bonds

    The HIGH-YIELD BOND and WORLDWIDE HIGH INCOME PORTFOLIOS invest predominantly in junk bonds, which are considered speculative. The CORPORATE BOND, MFS TOTAL RETURN, ASSET ALLOCATION, ALLIANCE GROWTH, PUTNAM GROWTH, REAL ESTATE, MFS MID-CAP, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS may also invest in junk bonds. While the Adviser and Subadvisers each tries to diversify its portfolio and to engage in a credit analysis of each junk bond issuer in which it invests, junk bonds carry a substantial risk of default or changes in the issuer's creditworthiness, or they may already be in default. A junk bond's market price may fluctuate more than higher-quality securities and may decline significantly. In addition, it may be more difficult for a Portfolio to dispose of junk bonds or to determine their value. Junk bonds may contain redemption or call provisions that, if exercised during a period of declining interest rates, may force a Portfolio to replace the security with a lower yielding security. If this occurs, it will result in a decreased return for you.

    Risks of Investing in Money Market Securities

    While an investment in the CASH MANAGEMENT PORTFOLIO should present the least market risk of any of the Portfolios since it invests only in high-quality short-term debt obligations (money market securities), you should be aware that an investment in the CASH MANAGEMENT PORTFOLIO is subject to the risk that the value of its investments may be subject to changes in interest rates. The CASH MANAGEMENT PORTFOLIO does not seek to maintain a stable net asset value of $1.00.

    Risks of Investing Internationally

    Except for the Cash Management Portfolio, all of the Portfolios may invest internationally, including in "emerging market" countries. While investing internationally may reduce your risk by increasing the diversification of your investment, the value of your investment may be affected by fluctuating currency values, changing local and regional economic, political and social conditions, and greater market volatility, and, in addition, foreign securities may not be as liquid as domestic securities. These risks affect all the Portfolios except for the Cash Management Portfolio and are primary risks of the

    GLOBAL BOND, WORLDWIDE HIGH INCOME, INTERNATIONAL GROWTH AND INCOME, GLOBAL EQUITIES, INTERNATIONAL DIVERSIFIED EQUITIES and EMERGING MARKETS PORTFOLIOS.

    Risks of Investing in Smaller Companies

    Stocks of smaller companies may be more volatile than, and not as liquid as, those of larger companies. This will particularly affect the GROWTH-INCOME, ALLIANCE GROWTH, PUTNAM GROWTH, AGGRESSIVE GROWTH, INTERNATIONAL GROWTH AND INCOME and EMERGING MARKETS PORTFOLIOS.

    Risks of a "Passively Managed" Strategy

    Each of the "DOGS" OF WALL STREET and INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS will not deviate from its strategy (except to the extent necessary to comply with federal tax laws). If a Portfolio is committed to a strategy that is unsuccessful, the Portfolio will not meet its investment goal. Because the Portfolios will not use certain techniques available to other mutual funds to reduce stock market exposure, the Portfolios may be more susceptible to general market declines than other Portfolios.

    Risks of Investing in Utility Securities

    The UTILITY PORTFOLIO invests primarily in equity and debt securities of utility companies that produce, transmit, or distribute gas and electric energy as well as those companies that provide communications facilities, such as telephone and telegraph companies. Such utility securities entail certain risks including: (i) utility companies' historic difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; and (vi) difficulties in obtaining fuel at reasonable prices.

    To attempt to reduce these risks, the Subadviser will perform its own credit analysis in addition to using recognized rating agencies and will obtain information from other sources, including the issuer's management and other investment analysts.

    Risks of Investing in Real Estate Securities

    The REAL ESTATE PORTFOLIO invests primarily in the real estate industry. A Portfolio that invests primarily in the real estate industry is subject to the risks associated with the direct ownership of real estate. The Portfolio could also be subject to the risks of direct ownership as a result of a default on a debt security it may own. These risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. Most of the Portfolio's investments are, and likely will continue to be, interests in Real Estate Investment Trusts (REITs).

    Risks of Investing in "Non-Diversified" Portfolios

    The GLOBAL BOND, WORLDWIDE HIGH INCOME, "DOGS" OF WALL STREET, MFS MID-CAP GROWTH and INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIOS are organized as "non-diversified" Portfolios. A non-diversified Portfolio can invest a larger portion of assets in the securities of a single company than can some other mutual funds. By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each security on the Portfolio's performance is greater.

    Additional Principal Risks

    Shares of the Portfolios are not bank deposits and are not guaranteed or insured by any bank, government entity or the Federal Deposit Insurance Corporation. As with any mutual fund, there is no guarantee that a Portfolio will be able to achieve its investment goals. If the value of the assets of a Portfolio goes down, you could lose money.

Q:  HOW HAVE THE PORTFOLIOS PERFORMED HISTORICALLY?

A: The following Risk/Return Bar Charts and Tables illustrate the risks of investing in the Portfolios by showing changes in the Portfolios' performance from calendar year to calendar year, and comparing the Portfolios' average annual returns to those of an appropriate market index. Fees and expenses incurred at the contract level are not reflected in the bar charts and tables. If these amounts were reflected, returns would be less than those shown. Of course, past performance is not necessarily an indication of how a Portfolio will perform in the future. The "DOGS" OF WALL STREET and the MFS MID-CAP GROWTH PORTFOLIOS have not been in existence for a full calendar year.

--------------------------------------------------------------------------------

                           CASH MANAGEMENT PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 1994                                                                            3.80%
 1995                                                                            5.48%
 1996                                                                            4.91%
 1997                                                                            5.22%
 1998                                                                            5.05%

During the period shown in the bar chart, the highest return for a quarter was 1.36% (quarter ended 06/30/95) and the lowest return for a quarter was 0.64% (quarter ended 3/31/94).

-----------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE                     PAST ONE   PAST FIVE   RETURN SINCE
CALENDAR YEAR ENDED DECEMBER 31, 1998)                        YEAR       YEARS     INCEPTION(1)
-----------------------------------------------------------------------------------------------
 Cash Management Portfolio                                    5.05%      4.89%         4.52%
-----------------------------------------------------------------------------------------------

(1)  Inception date for the Portfolio is February 9, 1993.

--------------------------------------------------------------------------------

                            CORPORATE BOND PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

         1994                1995           1996           1997           1998
        -3.19%              17.78%          4.49%         10.90%          6.05%

During the period shown in the bar chart, the highest return for a quarter was 5.94% (quarter ended 06/30/95) and the lowest return for a quarter was -2.89% (quarter ended 03/31/94).

------------------------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE      PAST FIVE   RETURN SINCE
        CALENDAR YEAR ENDED DECEMBER 31, 1998)              YEAR          YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------
 Corporate Bond Portfolio                                   6.05%         6.98%         6.78%
------------------------------------------------------------------------------------------------
 Lipper Corporate BBB Rated Index(2)                        6.41%         6.65%         6.82%
------------------------------------------------------------------------------------------------
 Lehman Brothers Corporate Bond Index(3)                    8.59%         7.74%         7.65%
------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(4)                         8.67%         7.28%         7.10%
------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The Lipper Corporate BBB Rated Index is an average of variable annuity accounts that include at least 65% of assets in corporate and government debt issues in the top four grades.

(3) The Lehman Brothers Corporate Bond Index includes all publicly issued, fixed rate, nonconvertible investment grade, dollar-denominated, SEC-registered corporate debt.

(4) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

--------------------------------------------------------------------------------

                             GLOBAL BOND PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

         1994                1995           1996           1997           1998
        -4.65%              17.64%          9.36%         10.03%         10.87%

During the period shown in the bar chart, the highest return for a quarter was 5.66% (quarter ended 09/30/98) and the lowest return for a quarter was -3.97% (quarter ended 03/31/94).

------------------------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE      PAST FIVE   RETURN SINCE
        CALENDAR YEAR ENDED DECEMBER 31, 1998)              YEAR          YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------
 Global Bond Portfolio                                      10.87%         8.40%        8.52%
------------------------------------------------------------------------------------------------
 J.P. Morgan Global Government Bond Index(2)                11.41%        10.29%       10.15%
------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is July 1, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The J.P. Morgan Global Government Bond Index tracks the performance of bonds throughout the world, including issues from Europe, Australia, the Far East and the United States.

--------------------------------------------------------------------------------

                           HIGH-YIELD BOND PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

         1994                1995           1996           1997           1998
        -5.52%              14.24%         14.57%         14.42%         -2.95%

During the period shown in the bar chart, the highest return for a quarter was 7.38% (quarter ended 09/30/97) and the lowest return for a quarter was -8.40% (quarter ended 09/30/98).

------------------------------------------------------------------------------------------------
       AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE      PAST FIVE   RETURN SINCE
        CALENDAR YEAR ENDED DECEMBER 31, 1998)              YEAR          YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------
 High-Yield Bond Portfolio                                  -2.95%        6.55%         7.73%
------------------------------------------------------------------------------------------------
 Merrill Lynch High-Yield Master Index(2)                    3.67%        9.40%        10.40%
------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Merrill Lynch High-Yield Master Index includes publicly placed, nonconvertible, coupon-bearing U.S. domestic debt with a maturity of at least one year. Par amounts of all issues at the beginning and ending of each reporting period must be at least $10,000. Issues included in the index must have a rating that is less than investment grade but not in default.

--------------------------------------------------------------------------------

                        WORLDWIDE HIGH INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

            1995                   1996             1997             1998
          -20.97%                 25.32%           15.54%           -17.07%

During the period shown in the bar chart, the highest return for a quarter was 12.07% (quarter ended 06/30/95) and the lowest return for a quarter was -24.35% (quarter ended 09/30/98).

-----------------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE       RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1998)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 Worldwide High Income Portfolio                                -17.07%           8.78%
-----------------------------------------------------------------------------------------
 First Boston High Yield Bond Index(2)                            0.58%          10.07%
-----------------------------------------------------------------------------------------
 J.P. Morgan EMBI Plus(3)                                       -11.05%          13.90%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                                -4.61%          12.33%
-----------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) The First Boston High Yield Bond Index is a trader-priced portfolio constructed to mirror the public high-yield debt market. Securities in the index are rated B or lower.

(3) The J.P. Morgan Emerging Markets Bond Index (EMBI) Plus is a market-weighted index composed of all Brady Bonds outstanding; it includes Argentina, Brazil, Mexico, Nigeria, the Philippines, and Venezuela.

(4) The Blended Index combines 50% of the First Boston High Yield Index and 50% of the J.P. Morgan Emerging Markets Bond Index Plus.

--------------------------------------------------------------------------------

                         SUNAMERICA BALANCED PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                       1997                                   1998
                      24.48%                                  24.61%

During the period shown in the bar chart, the highest return for a quarter was 15.55% (quarter ended 12/31/98) and the lowest return for a quarter was -5.24% (quarter ended 09/30/98).

-----------------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE       RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1998)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 SunAmerica Balanced Portfolio                                  24.61%           23.17%
-----------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                  28.58%           28.83%
-----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(3)                              8.67%            9.61%
-----------------------------------------------------------------------------------------
 Blended Index(4)                                               19.57%           19.77%
-----------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(4) The Blended Index consists of 55% S&P 500(R) Index, 35% Lehman Brothers Aggregate Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           MFS TOTAL RETURN PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

            1995                   1996             1997             1998
           27.64%                  9.94%           16.90%           19.53%

During the period shown in the bar chart, the highest return for a quarter was 13.55% (quarter ended 12/31/98) and the lowest return for a quarter was -4.95% (quarter ended 09/30/98).

-----------------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE             PAST ONE       RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1998)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 MFS Total Return Portfolio(2)                                  19.53%          17.42%
-----------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                  28.58%          28.35%
-----------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(4)                              8.67%           9.66%
-----------------------------------------------------------------------------------------
 Blended Index(5)                                               19.57%          19.41%
-----------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is October 28, 1994. The since inception returns for the comparative indices are as of the inception date month end.

(2) Prior to January 1, 1999, the MFS Total Return Portfolio was named the Balanced Phoenix Investment Counsel Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(4) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market -- 70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(5) The Blended Index consists of 35% Lehman Brothers Aggregate Index, 55% S&P 500 Index, and 10% Treasury Bills. Treasury Bills are short-term securities with maturities of one-year or less issued by the U.S. Government.

--------------------------------------------------------------------------------

                           ASSET ALLOCATION PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

         1994                1995           1996           1997           1998
        -0.26%              26.29%         18.95%         21.81%          3.32%

During the period shown in the bar chart, the highest return for a quarter was 11.05% (quarter ended 06/30/97) and the lowest return for a quarter was -8.76% (quarter ended 09/30/98).

------------------------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE   PAST FIVE   RETURN SINCE
          CALENDAR YEAR ENDED DECEMBER 31, 1998)               YEAR       YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------
 Asset Allocation Portfolio                                    3.32%      13.53%       13.39%
------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                28.58%      24.07%       21.89%
------------------------------------------------------------------------------------------------
 Lehman Brothers Aggregate Index(3)                            8.67%       7.28%        7.10%
------------------------------------------------------------------------------------------------
 Blended Index(4)                                             21.01%      17.32%       15.99%
------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is July 1, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Lehman Brothers Aggregate Index combines several Lehman Brothers fixed-income indices to give a broad view of the bond market--70% reflects the Government/Corporate Bond Index, 29% reflects the Mortgage-Backed Securities Index and 1% reflects the Asset-Backed Securities Index.

(4) The Blended Index consists of 40% Lehman Brothers Aggregate Index and 60% S&P 500 Index.

--------------------------------------------------------------------------------

                               UTILITY PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                       1997                                   1998
                      25.73%                                  14.04%

During the period shown in the bar chart, the highest return for a quarter was 12.85% (quarter ended 12/31/97) and the lowest return for a quarter was -1.15% (quarter ended 06/30/98).

-----------------------------------------------------------------------------------------
           AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE       RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1998)               YEAR         INCEPTION(1)
-----------------------------------------------------------------------------------------
 Utility Portfolio                                             14.04%           19.02%
-----------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 28.58%           28.83%
-----------------------------------------------------------------------------------------
 Blended Index(3)                                              42.31%           35.55%
-----------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Blended Index is comprised of 35% S&P Utility Index and 65% for the S&P Communications Service Index, on a market capitalization weighted basis. The S&P Utility Index is presently comprised of 40 stocks from the electric and natural gas industries. The S&P Communications Service Index is comprised of the companies listed in the telecommunications sectors of the S&P 400, 500, and 600. Created in July of 1996, the S&P Communications Service Index includes cellular and wireless service providers including pagers, long distance providers and the telephone group companies (local service providers).

     ---------------------------------------------------------------------------

                              GROWTH-INCOME PORTFOLIO
   -----------------------------------------------------------------------------

                                  [BAR GRAPH]

 1994                                              1995                   1996                   1997                   1998
-2.61%                                             34.10%                 24.06%                 33.91%                 30.74%

During the period shown in the bar chart, the highest return for a quarter was 28.51% (quarter ended 12/31/98) and the lowest return for a quarter was -14.39% (quarter ended 09/30/98).

------------------------------------------------------------------------------------------------
          AVERAGE ANNUAL TOTAL RETURNS (AS OF THE            PAST ONE   PAST FIVE   RETURN SINCE
           CALENDAR YEAR ENDED DECEMBER 31, 1998)              YEAR       YEARS     INCEPTION(1)
------------------------------------------------------------------------------------------------
 Growth-Income Portfolio                                      30.74%      23.18%       20.94%
------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                28.58%      24.07%       21.42%
------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the Index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           FEDERATED VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 1997                                                                              1998
31.43%                                                                             17.96%

During the period shown in the bar chart, the highest return for a quarter was 16.10% (quarter ended 12/31/98) and the lowest return for a quarter was -11.49% (quarter ended 09/30/98).

--------------------------------------------------------------------------------------
 AVERAGE ANNUAL TOTAL RETURNS (AS OF THE  CALENDAR YEAR       PAST ONE    RETURN SINCE
ENDED DECEMBER 31, 1998)                                        YEAR      INCEPTION(1)
--------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------
 Federated Value Portfolio                                     17.96%        22.24%
--------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                 28.58%        28.83%
--------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            VENTURE VALUE PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 1995                             1996                        1997                           1998
37.45%                            24.76%                      34.32%                         13.73%

During the period shown in the bar chart, the highest return for a quarter was 21.07% (quarter ended 12/31/98) and the lowest return for a quarter was -14.87% (quarter ended 09/30/98).

----------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Venture Value Portfolio                                                          13.73%         25.66%
----------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                                    28.58%         28.35%
----------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                           ALLIANCE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 1994                                              1995                   1996                   1997                   1998
-2.16%                                             43.79%                 29.11%                 31.43%                 52.23%

During the period shown in the bar chart, the highest return for a quarter was 32.57% (quarter ended 12/31/98) and the lowest return for a quarter was -12.54% (quarter ended 09/30/98).

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE    RETURN SINCE
31, 1998)                                                                YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Alliance Growth Portfolio                                              52.23%      29.44%         26.80%
------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(2)                                           38.70%      25.70%         22.22%
------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                        MFS GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 1994                                   1995                   1996                   1997                   1998
-8.01%                                  32.10%                 15.99%                 23.22%                 29.28%

During the period shown in the bar chart, the highest return for a quarter was 22.03% (quarter ended 12/31/98) and the lowest return for a quarter was -8.93% (quarter ended 09/30/98).

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE    RETURN SINCE
31, 1998)                                                                YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 MFS Growth and Income Portfolio(2)                                     29.28%      17.56%         16.67%
------------------------------------------------------------------------------------------------------------
 S&P 500(R)(3)                                                          28.58%      24.07%         21.42%
------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) Prior to January 1, 1999 the MFS Growth and Income Portfolio was named the Growth Phoenix Investment Counsel Portfolio.

(3) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

--------------------------------------------------------------------------------

                            PUTNAM GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 1994                                              1995                   1996                   1997                   1998
-1.57%                                             24.75%                 20.37%                 32.48%                 34.76%

During the period shown in the bar chart, the highest return for a quarter was 25.28% (quarter ended 12/31/98) and the lowest return for a quarter was -12.26% (quarter ended 09/30/98).

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE    RETURN SINCE
31, 1998)                                                                YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Putnam Growth Portfolio                                                34.76%      21.42%         18.43%
------------------------------------------------------------------------------------------------------------
 S&P 500(R)(2)                                                          28.58%      24.07%         21.42%
------------------------------------------------------------------------------------------------------------
 Russell 1000 Growth Index(3)                                           38.70%      25.70%         22.22%
------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception returns for the comparative indices are as of the inception date month end.

(2) The S&P 500(R) Index tracks the performance of 500 stocks representing a sampling of the largest foreign and domestic stocks traded publicly in the United States. Because it is market-weighted, the index will reflect changes in larger companies more heavily than those in smaller companies.

(3) The Russell 1000 Growth Index consists of stocks with a greater-than-average growth orientation. Companies in this index tend to exhibit higher price-to-book and price-earnings ratios, lower dividend yields and higher forecasted growth values.

--------------------------------------------------------------------------------

                             REAL ESTATE PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                    1998
                   -14.11%

During the period shown in the bar chart, the highest return for a quarter was 1.44% (quarter ended 12/31/98) and the lowest return for a quarter was -11.07% (quarter ended 09/30/98).

----------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Real Estate Portfolio                                                            -14.11%         0.04%
----------------------------------------------------------------------------------------------------------
 Morgan Stanley REIT Index(2)                                                     -16.90%        -0.85%
----------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Real Estate Investment Trust (REIT) Index is a capitalization-weighted index with dividends reinvested of mostly actively traded real estate investment trusts and is designed to be a measure of real estate equity performance. The index was developed with a base value of 200 as of December 31, 1994.

--------------------------------------------------------------------------------

                          AGGRESSIVE GROWTH PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

1997                                                           1998
12.35                                                          17.43

During the period shown in the bar chart, the highest return for a quarter was 32.06% (quarter ended 12/31/98) and the lowest return for a quarter was -17.31% (quarter ended 09/30/98).

----------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Aggressive Growth Portfolio                                                       17.43%        13.59%
----------------------------------------------------------------------------------------------------------
 Russell 2000 Index(2)                                                             -2.56%         7.47%
----------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 3, 1996. The since inception return for the comparative index is as of the inception date month end.

(2) The Russell 2000 Index is comprised of the smallest 2000 companies in the Russell 3000 Index, representing approximately 11% of the Russell 3000 total market capitalization. The Index was developed with a base value of $135,000 as of December 31, 1986.

--------------------------------------------------------------------------------

                   INTERNATIONAL GROWTH AND INCOME PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                  1998
                  10.83%

During the period shown in the bar chart, the highest return for a quarter was 14.81% (quarter ended 12/31/98) and the lowest return for a quarter was -17.57% (quarter ended 09/30/98).

----------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 International Growth and Income Portfolio                                        10.83%         10.91%
----------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                               20.34%         10.06%
----------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                           GLOBAL EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                          1994                1995                1996                1997                1998
                         ------              ------              ------              ------              ------
                           -0.3%              19.16%              14.18%              15.06%              22.86%

During the period shown in the bar chart, the highest return for a quarter was 25.50% (quarter ended 12/31/98) and the lowest return for a quarter was -18.20% (quarter ended 09/30/98).

------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER   PAST ONE   PAST FIVE    RETURN SINCE
31, 1998)                                                                YEAR       YEARS      INCEPTION(1)
------------------------------------------------------------------------------------------------------------
 Global Equities Portfolio                                              22.86%      13.91%         14.78%
------------------------------------------------------------------------------------------------------------
 MSCI World Index(2)                                                    24.79%      16.19%         17.25%
------------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is February 9, 1993. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) World Index is one of the Morgan Stanley Capital International indexes and measures stock market performance in the U.S., Europe, Canada, Australia, New Zealand, the Far East and emerging markets.

--------------------------------------------------------------------------------

                  INTERNATIONAL DIVERSIFIED EQUITIES PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

 1995                              1996                        1997                               1998
10.34%                             9.31%                       6.37%                             18.53%

During the period shown in the bar chart, the highest return for a quarter was 15.91% (quarter ended 03/31/98) and the lowest return for a quarter was -12.33% (quarter ended 09/30/98).

----------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 International Diversified Equities Portfolio                                     18.53%          9.63%
----------------------------------------------------------------------------------------------------------
 MSCI EAFE Index(2)                                                               20.34%         10.13%
----------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is October 28, 1994. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Europe, Australia, and Far East (EAFE) Index represents the foreign stocks of 19 countries in Europe, Australia and the Far East.

--------------------------------------------------------------------------------

                           EMERGING MARKETS PORTFOLIO
--------------------------------------------------------------------------------

                                  [BAR GRAPH]

                           1998
                           -24.27%

During the period shown in the bar chart, the highest return for a quarter was 16.39% (quarter ended 12/31/98) and the lowest return for a quarter was -22.17% (quarter ended 09/30/98).

----------------------------------------------------------------------------------------------------------
                                                                                 PAST ONE    RETURN SINCE
AVERAGE ANNUAL TOTAL RETURNS (AS OF THE CALENDAR YEAR ENDED DECEMBER 31, 1998)     YEAR      INCEPTION(1)
----------------------------------------------------------------------------------------------------------
 Emerging Markets Portfolio                                                       -24.27%       -25.17%
----------------------------------------------------------------------------------------------------------
 MSCI Emerging Markets Free Index(2)                                              -25.33%       -28.28%
----------------------------------------------------------------------------------------------------------

(1) Inception date for the Portfolio is June 2, 1997. The since inception return for the comparative index is as of the inception date month end.

(2) The Morgan Stanley Capital International (MSCI) Emerging Markets--Free Index is a capitalization-weighted equity index composed of companies that are representative of the market structure of the following countries:
     Argentina, Brazil, Chile, China, Colombia, Czech Republic, Greece, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Portugal, South Africa, Sri Lanka, Taiwan, Thailand, Turkey, and Venezuela.

--------------------------------------------------------------------------------

                              ACCOUNT INFORMATION
--------------------------------------------------------------------------------

Shares of the Portfolios are not offered directly to the public. Instead, shares are currently offered only to certain Separate Accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. So if you would like to invest in a Portfolio, you must purchase a variable annuity contract from either Anchor National Life Insurance Company or First SunAmerica Life Insurance Company. You should be aware that the contracts involve fees and expenses that are not described in this Prospectus and that the contracts also may involve certain restrictions and limitations. Certain Portfolios may not be available in connection with a particular contract. You will find information about purchasing a variable annuity contract and the Portfolios available to you in the prospectus that offers the contracts, which accompanies this Prospectus.

TRANSACTION POLICIES

VALUATION OF SHARES The net asset value per share (NAV) for each Portfolio is determined each business day at the close of regular trading on the New York Stock Exchange (generally 4:00 p.m., Eastern time) by dividing its net assets by the number of its shares outstanding. Investments for which market quotations are readily available are valued at market. All other securities and assets are valued at "fair value" following procedures approved by the Trustees.

Certain of the Portfolios may invest to a large extent in securities that are primarily listed on foreign exchanges that trade on weekends or other days when the Trust does not price its shares. As a result, the value of these Portfolios' shares may change on days when the Trust is not open for purchases or redemptions.

BUY AND SELL PRICES The Separate Accounts buy and sell shares of a Portfolio at NAV, without any sales or other charges.

EXECUTION OF REQUESTS The Trust is open on those days when the New York Stock Exchange is open for regular trading. Buy and sell requests are executed at the next NAV to be calculated after the request is accepted by the Trust. If the order is received by the Trust before the Trust's close of business (generally 4:00 p.m., Eastern time), the order will receive that day's closing price. If the order is received after that time, it will receive the next business day's closing price.

During periods of extreme volatility or market crisis, a Portfolio may temporarily suspend the processing of sell requests, or may postpone payment of proceeds for up to seven business days or longer, as allowed by federal securities laws.

DIVIDEND POLICIES AND TAXES

DISTRIBUTIONS Each Portfolio annually declares and distributes substantially all of its net investment income in the form of dividends and capital gains distributions.

DISTRIBUTION REINVESTMENT The dividends and distributions will be reinvested automatically in additional shares of the same Portfolio on which they were paid.

TAXABILITY OF A PORTFOLIO Each Portfolio intends to continue to qualify as a regulated investment company under the Internal Revenue Code of 1986, as amended. As long as each Portfolio is qualified as a regulated investment company, it will not be subject to federal income tax on the earnings that it distributes to its shareholders.

--------------------------------------------------------------------------------

        ADDITIONAL INFORMATION ABOUT THE "DOGS" OF WALL STREET PORTFOLIO
--------------------------------------------------------------------------------

INVESTMENT STRATEGY FOR THE "DOGS" OF WALL STREET PORTFOLIO

The "DOGS" OF WALL STREET PORTFOLIO employs a passively managed "buy and hold" strategy that annually selects the following 30 stocks: (1) the 10 highest yielding common stocks in the Dow Jones Industrial Average and (2) the 20 other highest yielding stocks of the 400 largest industrial companies in the U.S. markets that have capitalizations of at least $1 billion and have received one of the two highest rankings from an independently published common stock ranking service on the basis of growth and stability of earnings and dividends. The stocks in the Portfolio will not change over the course of the year, even if there are adverse developments concerning a particular stock, an industry, the economy or the stock market generally. The annual selection of the thirty stocks that meet these criteria takes place no later than January 15th, on the basis of information as of the preceding December 31st. Immediately after the Portfolio buys and sells stocks, it will hold an equal value of each of the thirty stocks. In other words, the Portfolio will invest 1/30 of its assets in each of the stocks that make up its portfolio. Thereafter, when an investor purchases shares of the Portfolio, the Adviser invests the additional funds in the selected stocks based on each stock's respective percentage of the Portfolio's assets. Due to purchases and redemptions of Portfolio shares during the year and changes in the market value of the stocks held by the Portfolio, it is likely that the weightings of the stocks in the Portfolio will fluctuate throughout the course of the year. This may result in the Portfolio investing more than 25% of its assets in the securities of issuers in the same industry, to the extent such investments are selected according to the Portfolio's stock selection criteria.

--------------------------------------------------------------------------------

                     MORE INFORMATION ABOUT THE PORTFOLIOS
--------------------------------------------------------------------------------

INVESTMENT STRATEGIES

Each Portfolio has its own investment goal and strategy for pursuing it. The charts below summarize information about each Portfolio's investment strategy. We have included a glossary to define the investment terminology used in the charts throughout this Prospectus.

-----------------------------------------------------------------------------------------------------------------------------
                                                   FIXED INCOME PORTFOLIOS
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What is the          high current yield  high total return   high total return,  high current        high current
  Portfolio's          while preserving    with only moderate  emphasizing         income and,         income and,
  investment goal?     capital             price risk          current income      secondarily,        secondarily,
                                                               and, to a lesser    capital             capital
                                                               extent, capital     appreciation        appreciation
                                                               appreciation
-----------------------------------------------------------------------------------------------------------------------------
  What are the         a diversified       investment grade    high quality fixed  intermediate and    high-yielding
  Portfolios'          selection of money  fixed income        income securities   long-term           fixed income
  principal            market instruments  securities          of U.S. and         corporate           securities (junk
  investments (under                                           foreign issuers     obligations,        bonds) of issuers
  normal market                                                and transactions    emphasizing         located throughout
  conditions)?                                                 in foreign          higher- yielding,   the world
                                                               currencies          higher- risk,
                                                                                   lower-rated or
                                                                                   unrated securities
                                                                                   (junk bonds) with
                                                                                   a primary focus on
                                                                                   "B" rated high-
                                                                                   yield bonds
-----------------------------------------------------------------------------------------------------------------------------
  What are the         - securities        - bond market       - bond market       - bond market       - bond market
  Portfolio's            selection           volatility          volatility          volatility          volatility
  principal risks?     - interest rate     - securities        - securities        - securities        - securities
                         fluctuations        selection           selection           selection           selection
                       - credit quality    - interest rate     - interest rate     - interest rate     - interest rate
                                             fluctuations        fluctuations        fluctuations        fluctuations
                                           - credit quality    - credit quality    - credit quality    - credit quality
                                                               - foreign exposure  - junk bonds        - junk bonds
                                                               - non-                                  - foreign exposure
                                                               diversification                         - non-
                                                               - euro conversion                       diversification
                                                               - emerging markets                      - euro conversion
                                                                                                       - emerging markets
-----------------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                       -----------------------------------------------------------------------------------------------
  - Active trading     Yes                 Yes                 Yes                 Yes                 Yes
                       -----------------------------------------------------------------------------------------------
  - Borrowing for      Yes                 Yes                 Yes                 Yes                 Yes
    temporary or       (up to 5%)          (up to 33 1/3%)     (up to 33 1/3%)     (up to 33 1/3%)     (up to 33 1/3%)
    emergency
    purposes
                       -----------------------------------------------------------------------------------------------
  - Types of fixed
    income
    securities:
                       -----------------------------------------------------------------------------------------------
    U.S. government    Yes                 Yes                 Yes                 Yes                 Yes
    securities
                       -----------------------------------------------------------------------------------------------
    Investment grade   Yes                 See principal       Yes                 Yes                 No
    corporate bonds                        investments
                                           section
                                           above
                       -----------------------------------------------------------------------------------------------
    Junk bonds         No                  Yes                 No                  See principal       See principal
                                           (up to 35%)                             investments         investments
                                                                                   section             section
                                                                                   above               above
                       -----------------------------------------------------------------------------------------------
    Pass-through       No                  Yes                 Yes                 Yes                 No
    securities
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             FIXED INCOME PORTFOLIOS (continued)
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                       ----------------------------------------------------------------------------------------------
  - Convertible        No                  Yes                 No                  Yes                 Yes
    securities
                       ----------------------------------------------------------------------------------------------
  - Preferred stocks   No                  Yes                 No                  Yes                 No
                                           (up to 35%)
                       ----------------------------------------------------------------------------------------------
  - Structured         No                  No                  Yes                 No                  Yes
    securities
                       ----------------------------------------------------------------------------------------------
  - Warrants           No                  Yes                 No                  Yes                 No
                                           (up to 10%)
                       ----------------------------------------------------------------------------------------------
  - Rights             No                  Yes                 No                  Yes                 Yes
                                           (up to 10%)
                       ----------------------------------------------------------------------------------------------
  - Short-term         See principal       Yes                 Yes                 Yes                 Yes
    investments        investments
                       section
                       above
                       ----------------------------------------------------------------------------------------------
  - Defensive          No                  Yes                 Yes                 No                  Yes
    investments
                       ----------------------------------------------------------------------------------------------
  - Foreign            No                  Yes                 See principal       Yes                 See principal
    securities                                                 investments         (up to 25%)         investments
                                                               section                                 section
                                                               above                                   above
                       ----------------------------------------------------------------------------------------------
  - Currency           No                  No                  Yes                 Yes                 Yes
    transactions
                       ----------------------------------------------------------------------------------------------
  - Illiquid           Yes                 Yes                 Yes                 Yes                 Yes
    securities         (up to 10%)         (up to 15%)         (up to 15%)         (up to 15%)         (up to 15%)
                       ----------------------------------------------------------------------------------------------
  - Options and        No                  Yes                 Yes                 Yes                 Yes
    futures                                (up to 10%)
                       ----------------------------------------------------------------------------------------------
  - Forward            No                  No                  Yes                 Yes                 Yes
    commitments
                       ----------------------------------------------------------------------------------------------
  - Dollar rolls       No                  Yes                 Yes                 Yes                 No
                       ----------------------------------------------------------------------------------------------
  - Zero-coupon bonds  No                  Yes                 Yes                 Yes                 Yes
                                           (up to 35%)
                       ----------------------------------------------------------------------------------------------
  - Pay-in-kind bonds  No                  Yes                 Yes                 Yes                 Yes
                                           (up to 35%)
                       ----------------------------------------------------------------------------------------------
  - Deferred interest  No                  Yes                 Yes                 Yes                 Yes
    bonds
                       ----------------------------------------------------------------------------------------------
  - Firm commitment    Yes                 Yes                 Yes                 Yes                 Yes
    agreements
                       ----------------------------------------------------------------------------------------------
  - When-issued/       Yes                 Yes                 Yes                 Yes                 Yes
    delayed delivery
    transactions
                       ----------------------------------------------------------------------------------------------
  - Interest rate      No                  No                  Yes                 No                  Yes
    swaps, caps,
    floors and
    collars
-----------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------
                                             FIXED INCOME PORTFOLIOS (continued)
-----------------------------------------------------------------------------------------------------------------------------
                              CASH                                                     HIGH-YIELD        WORLDWIDE HIGH
                           MANAGEMENT        CORPORATE BOND       GLOBAL BOND             BOND               INCOME
-----------------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                       ----------------------------------------------------------------------------------------------
  - Securities         No                  Yes                 Yes                 Yes                 Yes
    lending                                (up to 33 1/3%)     (up to 33 1/3%)     (up to 33 1/3%)     (up to 33 1/3%)
                       ----------------------------------------------------------------------------------------------
  - Loan               No                  No                  Yes                 No                  Yes
    participations
-----------------------------------------------------------------------------------------------------------------------------
  What other                               - junk bonds        - prepayment        - prepayment        - illiquidity
  potential risks can                      - prepayment        - illiquidity       - foreign exposure  - derivatives
  affect the                               - foreign exposure  - derivatives       - euro conversion   - hedging
  Portfolio?                               - euro conversion   - hedging           - emerging markets
                                           - emerging markets                      - illiquidity
                                           - illiquidity                           - derivatives
                                           - derivatives                           - hedging
                                           - hedging
-----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------

                                       BALANCED OR ASSET ALLOCATION PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                              SUNAMERICA
                               BALANCED            MFS TOTAL RETURN        ASSET ALLOCATION            UTILITY
----------------------------------------------------------------------------------------------------------------------
  What is the           conservation of         reasonable current      high total return       high current income
  Portfolio's            principal              income, long-term       (including income and   and moderate capital
  investment goal?                              capital growth and      capital gains)          appreciation
                                                conservation of         consistent with
                                                capital                 preservation of
                                                                        capital over the
                                                                        long-term
----------------------------------------------------------------------------------------------------------------------
  What are the          a balanced portfolio    common stocks and       a diversified           equity and debt
  Portfolio's           of stocks and bonds,    fixed-income            portfolio that may      securities of utility
  principal              with at least 25%      securities, with an     include common stocks   companies
  investments (under     invested in fixed      emphasis on             and other securities
  normal market          income securities      income-producing        with common stock
  conditions)?                                  securities that appear  characteristics, bonds
                                                to have some potential  and other intermediate
                                                for capital             and long-term fixed
                                                enhancement             income securities and
                                                                        money market
                                                                        instruments
----------------------------------------------------------------------------------------------------------------------
  What are the          - stock and bond        - stock and bond        - stock and bond        - stock and bond
  Portfolio's             market volatility       market volatility       market volatility       market volatility
  principal risks?      - securities selection  - securities selection  - securities selection  - securities selection
                        - interest rate         - interest rate         - interest rate         - utility industry
                        fluctuations            fluctuations            fluctuations
                        - credit quality        - credit quality        - credit quality
                                                - junk bonds            - junk bonds
                                                                        - foreign exposure
                                                                        - illiquidity
                                                                        - derivatives
                                                                        - hedging
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                 BALANCED OR ASSET ALLOCATION PORTFOLIOS (continued)
----------------------------------------------------------------------------------------------------------------------
                              SUNAMERICA
                               BALANCED            MFS TOTAL RETURN        ASSET ALLOCATION            UTILITY
----------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                        ------------------------------------------------------------------------------------------
  - Active trading      Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Borrowing for       Yes (up to 33 1/3%)     Yes (up to 5%)          Yes (up to 33 1/3%)     Yes (up to 33 1/3%)
    temporary or
    emergency purposes
                        ------------------------------------------------------------------------------------------
  - Types of fixed
    income securities:
                        ------------------------------------------------------------------------------------------
    U.S. government     Yes                     Yes                     Yes                     Yes
    securities
                        ------------------------------------------------------------------------------------------
    Investment grade    Yes                     Yes                     Yes                     Yes
    corporate bonds
                        ------------------------------------------------------------------------------------------
    Junk bonds          Yes                     Yes (up to 20%)         Yes (up to 25% of       Yes
                                                                        Portfolio's
                                                                        fixed income
                                                                        investments)
                        ------------------------------------------------------------------------------------------
    Senior securities   Yes (at least 25%)      Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
    Pass-through        Yes                     Yes                     Yes                     No
    securities
                        ------------------------------------------------------------------------------------------
  - Convertible         Yes                     Yes                     Yes                     Yes
    securities
                        ------------------------------------------------------------------------------------------
  - Preferred stocks    Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Small company       Yes (up to 20%)         Yes                     Yes                     Yes
    stocks
                        ------------------------------------------------------------------------------------------
  - Hybrid instruments  No                      Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Structured          No                      Yes                     Yes                     No
    securities
                        ------------------------------------------------------------------------------------------
  - Indexed securities  No                      Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Warrants            Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Rights              Yes                     Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Short-term          Yes                     Yes                     Yes                     Yes
    investments
                        ------------------------------------------------------------------------------------------
  - Defensive           Yes                     Yes                     Yes                     Yes
    investments
                        ------------------------------------------------------------------------------------------
  - Equity swaps        Yes                     Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Foreign securities  Yes                     Yes (up to 20%)         Yes                     Yes
----------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                 BALANCED OR ASSET ALLOCATION PORTFOLIOS (continued)
----------------------------------------------------------------------------------------------------------------------
                              SUNAMERICA
                               BALANCED            MFS TOTAL RETURN        ASSET ALLOCATION            UTILITY
----------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                        ------------------------------------------------------------------------------------------
  - Currency            Yes                     Yes                     Yes                     No
    transactions
                        ------------------------------------------------------------------------------------------
  - Illiquid            Yes (up to 15%)         Yes (up to 15%)         Yes (up to 15%)         Yes (up to 15%)
  securities
                        ------------------------------------------------------------------------------------------
  - Options and         Yes                     Yes                     Yes                     Yes
  futures
                        ------------------------------------------------------------------------------------------
  - Forward             Yes                     Yes                     Yes                     No
    commitments
                        ------------------------------------------------------------------------------------------
  - REITs               Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Dollar rolls        Yes                     Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Zero-coupon bonds   Yes                     Yes                     Yes                     No
                        ------------------------------------------------------------------------------------------
  - Pay-in-kind bonds   No                      Yes                     No                      No
                        ------------------------------------------------------------------------------------------
  - Deferred interest   Yes                     Yes                     Yes                     No
    bonds
                        ------------------------------------------------------------------------------------------
  - Firm commitment     Yes                     Yes                     Yes                     Yes
    agreements
                        ------------------------------------------------------------------------------------------
  - When-issued/        Yes                     Yes                     Yes                     Yes
    delayed-delivery
    transactions
                        ------------------------------------------------------------------------------------------
  - Interest rate       Yes                     Yes                     Yes                     No
    swaps, caps,
    floors and collars
                        ------------------------------------------------------------------------------------------
  - Securities lending  Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)
                        ------------------------------------------------------------------------------------------
  - Loan                No                      Yes                     Yes                     No
  participations
----------------------------------------------------------------------------------------------------------------------
  What other potential  - prepayment            - credit quality        - prepayment            - interest rate
  risks can affect the  - foreign exposure      - junk bonds            - euro conversion       fluctuations
  Portfolio?            - euro conversion       - prepayment            - emerging markets      - credit quality
                        - emerging markets      - euro conversion                               - foreign exposure
                        - illiquidity           - emerging markets                              - euro conversion
                        - derivatives           - illiquidity                                   - emerging markets
                        - hedging               - derivatives                                   - illiquidity
                                                - hedging                                       - real estate industry
                                                                                                - derivatives
                                                                                                - hedging
----------------------------------------------------------------------------------------------------------------------

        ------------------------------------------------------------------------------------------------------------------
                                                         EQUITY PORTFOLIOS
        ------------------------------------------------------------------------------------------------------------------
                             GROWTH-              FEDERATED                                   "DOGS" OF
                              INCOME                VALUE             VENTURE VALUE          WALL STREET         ALLIANCE GROWTH
        ------------------------------------------------------------------------------------------------------------------
 What is the           growth of capital     growth of capital     growth of capital     total return          long-term growth of
 Portfolio's           and                   and income                                  (including capital    capital
 investment goal?      income                                                            appreciation and
                                                                                         current income)
-----------------------------------------------------------------------------------------------------------------------------------
 What are the          common stocks or      securities of high    common stocks         30 high dividend      equity securities of
 Portfolio's           securities that       quality companies     generally issued by   yielding stocks       a limited number of
 principal             demonstrate the                             companies with        through a passively   large, carefully
 investments (under    potential for                               market                managed strategy      selected, high
 normal market         appreciation and/or                         capitalizations of                          quality U.S.
 conditions)?          dividends                                   at least $5 billion                         companies that are
                                                                                                               judged likely to
                                                                                                               achieve superior
                                                                                                               earnings
-----------------------------------------------------------------------------------------------------------------------------------
 What are the          - stock market        - stock market        - stock market        - stock market        - stock market
 Portfolio's             volatility            volatility            volatility            volatility            volatility
 principal risks?      - securities          - securities          - securities          - passively managed   - securities
                         selection             selection             selection           strategy              selection
                                                                                         -                     - small market
                                                                                          non-diversification    capitalization
-----------------------------------------------------------------------------------------------------------------------------------
 What other
 investment
 strategies can the
 Portfolio use?
                       ----------------------------------------------------------------------------------------------

 - Active trading      Yes                   Yes                   Yes                   Yes                   Yes
                       ----------------------------------------------------------------------------------------------
 - Borrowing for       Yes                   Yes                   Yes                   Yes                   Yes
   temporary or        (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)
   emergency purposes
                       ----------------------------------------------------------------------------------------------
 - Types of fixed
   income securities:
                       ----------------------------------------------------------------------------------------------
   U.S. government     Yes                   Yes                   Yes                   Yes                   Yes
   securities
                       ----------------------------------------------------------------------------------------------
   Investment grade    Yes                   Yes                   Yes                   No                    Yes
   corporate bonds
                       ----------------------------------------------------------------------------------------------
   Junk bonds          No                    No                    No                    No                    Yes
                       ----------------------------------------------------------------------------------------------
 - Convertible         Yes                   Yes                   Yes                   No                    Yes
   securities
                       ----------------------------------------------------------------------------------------------
 - Preferred stocks    Yes                   Yes                   Yes                   No                    Yes
                       ----------------------------------------------------------------------------------------------
 - Small company       Yes                   Yes                   Yes                   Yes                   Yes
   stocks
                       ----------------------------------------------------------------------------------------------
 - Warrants            Yes                   Yes                   No                    No                    Yes
-----------------------------------------------------------------------------------------------------------------------------------


        ------------------------------------------------------------------------------------------------------------------
                                                   EQUITY PORTFOLIOS (continued)
        ------------------------------------------------------------------------------------------------------------------
                             GROWTH-              FEDERATED                                   "DOGS" OF
                              INCOME                VALUE             VENTURE VALUE          WALL STREET         ALLIANCE GROWTH
        ------------------------------------------------------------------------------------------------------------------
 What other
 investment
 strategies can the
 Portfolio use?
                       ----------------------------------------------------------------------------------------------
 - Short-term          Yes                   Yes                   Yes                   Yes                   Yes
   investments
                       ----------------------------------------------------------------------------------------------
 - Defensive           Yes                   Yes                   Yes                   Yes                   Yes
   investments
                       ----------------------------------------------------------------------------------------------
 - Foreign securities  Yes                   Yes                   Yes                   Yes                   Yes
                                                                                                               (up to 25%)
                       ----------------------------------------------------------------------------------------------
 - Currency            Yes                   No                    Yes                   No                    Yes
   transactions
                       ----------------------------------------------------------------------------------------------
 - Illiquid            Yes                   Yes                   Yes                   Yes                   Yes
 securities            (up to 15%)           (up to 15%)           (up to 15%)           (up to 15%)           (up to 15%)
                       ----------------------------------------------------------------------------------------------
 - Options and         Yes                   Yes                   Yes                   Yes                   Yes
   futures
                       ----------------------------------------------------------------------------------------------
 - Forward             Yes                   No                    Yes                   Yes                   Yes
   commitments
                       ----------------------------------------------------------------------------------------------
 - Other registered    No                    Yes                   Yes                   No                    Yes
   investment                                                      (up to 10%)
   companies
                       ----------------------------------------------------------------------------------------------
 - Zero-coupon bonds   No                    No                    Yes                   No                    Yes
                       ----------------------------------------------------------------------------------------------
 - Deferred interest   No                    No                    Yes                   No                    No
   bonds
                       ----------------------------------------------------------------------------------------------
 - Firm commitment     Yes                   Yes                   Yes                   Yes                   Yes
   agreements
                       ----------------------------------------------------------------------------------------------
 - When-issued/        Yes                   Yes                   Yes                   Yes                   Yes
   delayed-delivery
   transactions
                       ----------------------------------------------------------------------------------------------
 - Securities lending  Yes                   Yes                   Yes                   Yes                   Yes
                       (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------------
 What other potential  - credit quality      - credit quality      - credit quality      - foreign exposure    - credit quality
 risks can affect the  - foreign exposure    - foreign exposure    - foreign exposure    - euro conversion     - foreign exposure
 Portfolio?            - euro conversion     - euro conversion     - euro conversion     - emerging markets    - euro conversion
                       - emerging markets    - emerging markets    - emerging markets    - illiquidity         - emerging markets
                       - illiquidity         - illiquidity         - illiquidity         - derivatives         - illiquidity
                       - derivatives         - derivatives         - derivatives         - hedging             - derivatives
                       - hedging             - hedging             - hedging                                   - hedging
-----------------------------------------------------------------------------------------------------------------------------------


        ------------------------------------------------------------------------------------------------------------------
                                                   EQUITY PORTFOLIOS (continued)
        ------------------------------------------------------------------------------------------------------------------
                            MFS GROWTH              PUTNAM                                                          AGGRESSIVE
                            AND INCOME              GROWTH             REAL ESTATE                                    GROWTH
                                                                                             MFS MID-CAP
                                                                                                GROWTH
        ------------------------------------------------------------------------------------------------------------------
 What is the           reasonable current    long-term growth of   total return through  long-term growth of   capital appreciation
 Portfolio's            income and           capital               a combination of      capital
 investment goal?       long-term growth of                        growth and income
                        capital and income
-----------------------------------------------------------------------------------------------------------------------------------
 What are the          equity securities     common stocks or      securities of         equity securities of  equity securities of
 Portfolios'                                 securities with       companies             companies with        high growth
 principal                                   common stock          principally engaged   medium market         companies including
 investments (under                          characteristics that  in or related to the  capitalization,       small growth
 normal market                               its Subadviser        real estate industry  generally with        companies with
 conditions)?                                believes have above-  or that own           market                market
                                             average growth        significant real      capitalizations       capitalizations
                                             prospects             estate assets or      between $1 billion    under $1 billion
                                                                   that primarily        and $5 billion, that
                                                                   invest in real        its Subadviser
                                                                   estate financial      believes to have
                                                                   instruments           above-average growth
                                                                                         potential
-----------------------------------------------------------------------------------------------------------------------------------
 What are the          - stock market        - stock market        - stock market        - stock market        - stock market
 Portfolio's             volatility            volatility            volatility            volatility            volatility
 principal risks?      - securities          - securities          - securities          - securities          - securities
                         selection           selection             selection             selection             selection
                                             - small market        - real estate         -                     - small market
                                               capitalization        industry             non-diversification    capitalization
-----------------------------------------------------------------------------------------------------------------------------------
 What other
 investment
 strategies can the
 Portfolio use?
                       ----------------------------------------------------------------------------------------------

 - Active trading      Yes                   Yes                   Yes                   Yes                   Yes
                       ----------------------------------------------------------------------------------------------
 - Borrowing for       Yes                   Yes                   Yes                   Yes                   Yes
   temporary or        (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)
   emergency purposes
                       ----------------------------------------------------------------------------------------------
 - Types of fixed
   income securities:
                       ----------------------------------------------------------------------------------------------
   U.S. government     Yes                   Yes                   Yes                   Yes                   Yes
   securities
                       ----------------------------------------------------------------------------------------------
   Investment grade    Yes                   No                    Yes                   Yes                   Yes
   corporate bonds
                       ----------------------------------------------------------------------------------------------
   Junk bonds          No                    Yes                   Yes                   Yes                   No
                                                                   (up to 5%)            (up to 20%)
                       ----------------------------------------------------------------------------------------------
 - Convertible         Yes                   Yes                   Yes                   Yes                   Yes
   securities
                       ----------------------------------------------------------------------------------------------
 - Preferred stocks    Yes                   Yes                   Yes                   Yes                   Yes
                       ----------------------------------------------------------------------------------------------
 - Small company       Yes                   Yes                   Yes                   Yes                   Yes
   stocks
                       ----------------------------------------------------------------------------------------------
 - Warrants            Yes                   Yes                   Yes                   Yes                   Yes
                       ----------------------------------------------------------------------------------------------
 - Rights              Yes                   Yes                   Yes                   Yes                   Yes
                       ----------------------------------------------------------------------------------------------
 - Short-term          Yes                   Yes                   Yes                   Yes                   Yes
   investments
-----------------------------------------------------------------------------------------------------------------------------------


        ------------------------------------------------------------------------------------------------------------------
                                                   EQUITY PORTFOLIOS (continued)
        ------------------------------------------------------------------------------------------------------------------
                            MFS GROWTH              PUTNAM                                                          AGGRESSIVE
                            AND INCOME              GROWTH             REAL ESTATE                                    GROWTH
                                                                                             MFS MID-CAP
                                                                                                GROWTH
        ------------------------------------------------------------------------------------------------------------------
 What other
 investment
 strategies can the
 Portfolio use?
                       ----------------------------------------------------------------------------------------------
 - Defensive           Yes                   Yes                   Yes                   Yes                   Yes
   investments
                       ---------------------------------------------------------------------------------------------
 - Foreign securities  Yes                   Yes                   Yes                   Yes                   Yes
                       (up to 20%)           (up to 25%)                                 (up to 20%)
                       ----------------------------------------------------------------------------------------------
 - Currency            Yes                   Yes                   Yes                   Yes                   Yes
   transactions
                       ----------------------------------------------------------------------------------------------
 - Illiquid            Yes                   Yes                   Yes                   Yes                   Yes
   securities          (up to 15%)           (up to 15%)           (up to 15%)           (up to 15%)           (up to 15%)
                       ----------------------------------------------------------------------------------------------
 - Options and         Yes                   Yes                   Yes                   Yes                   Yes
   futures
                       ----------------------------------------------------------------------------------------------
 - Forward             Yes                   Yes                   Yes                   Yes                   Yes
   commitments
                       ----------------------------------------------------------------------------------------------
 - REITs               No                    Yes                   Yes                   No                    Yes
                       ----------------------------------------------------------------------------------------------
 - Other registered    Yes                   Yes                   Yes                   Yes                   Yes
   investment
   companies
                       ----------------------------------------------------------------------------------------------
 - Dollar rolls        No                    No                    No                    No                    No
                       ----------------------------------------------------------------------------------------------
 - Zero-coupon bonds   Yes                   No                    No                    Yes                   No
                       ----------------------------------------------------------------------------------------------
 - Pay-in-kind bonds   No                    No                    No                    Yes                   No
                       ----------------------------------------------------------------------------------------------
 - Deferred interest   No                    No                    No                    Yes                   Yes
   bonds
                       ----------------------------------------------------------------------------------------------
 - Firm commitment     Yes                   Yes                   Yes                   Yes                   Yes
   agreements
                       ----------------------------------------------------------------------------------------------
 - When-issued/        Yes                   Yes                   Yes                   Yes                   Yes
   delayed-delivery
   transactions
                       ----------------------------------------------------------------------------------------------
 - Securities lending  Yes                   Yes                   Yes                   Yes                   Yes
                       (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)       (up to 33 1/3%)
-----------------------------------------------------------------------------------------------------------------------------------
 - What other          - credit quality      - credit quality      - credit quality      - credit quality      - credit quality
potential risks can    - junk bonds          - junk bonds          - junk bonds          - junk bonds          - emerging markets
affect the Portfolio?  - foreign exposure    - foreign exposure    - prepayment          - foreign exposure    - illiquidity
                       - euro conversion     - euro conversion     - foreign exposure    - euro conversion     - derivatives
                       - emerging markets    - emerging markets    - euro conversion     - emerging markets    - hedging
                       - illiquidity         - illiquidity         - emerging markets    - derivatives
                       - derivatives         - derivatives         - illiquidity         - hedging
                       - hedging             - hedging             - derivatives
-----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------
                                               INTERNATIONAL PORTFOLIOS
----------------------------------------------------------------------------------------------------------------------
                            INTERNATIONAL
                          GROWTH AND INCOME        GLOBAL EQUITIES                                 EMERGING MARKETS
                                                                            INTERNATIONAL
                                                                             DIVERSIFIED
                                                                               EQUITIES
----------------------------------------------------------------------------------------------------------------------
  What is the           growth of capital and   long-term growth of     long-term capital       long-term capital
  Portfolio's            (secondarily) current  capital                 appreciation            appreciation
  investment goal?       income
----------------------------------------------------------------------------------------------------------------------
  What are the          common stocks traded    common stocks or        common stocks of        common stocks and
  Portfolios'            on markets outside     securities of U.S. and  foreign issuers that,   other equity
  principal              the U.S.               foreign issuers with    in the aggregate,       securities of
  investments (under                            common stock            replicate broad         companies that its
  normal market                                 characteristics that    country and sector      Subadviser believes
  conditions)?                                  demonstrate the         indices                 have above-average
                                                potential for                                   growth prospects
                                                appreciation and                                primarily in emerging
                                                transactions in                                 markets outside the
                                                foreign currencies                              United States.
----------------------------------------------------------------------------------------------------------------------
  What are the          - stock market          - stock market          - stock market          - stock market
  Portfolio's              volatility           volatility              volatility              volatility
  principal risks?      - securities selection  - securities selection  - foreign exposure      - securities selection
                        - foreign exposure      - foreign exposure      - non-diversification   - foreign exposure
                        - emerging markets      - emerging markets      - emerging markets      - emerging markets
                        - small market                                  - passively managed
                          capitalization                                  strategy
----------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                        ------------------------------------------------------------------------------------------
  - Active trading      Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Borrowing for       Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)
    temporary or
    emergency purposes
                        ------------------------------------------------------------------------------------------
  - Types of fixed
    income securities:
                        ------------------------------------------------------------------------------------------
    U.S. government     Yes                     Yes                     Yes                     Yes
    securities
                        ------------------------------------------------------------------------------------------
    Investment grade    Yes                     Yes                     No                      Yes
    corporate bonds
                        ------------------------------------------------------------------------------------------
    Junk bonds          Yes                     No                      No                      Yes
                        ------------------------------------------------------------------------------------------
  - Convertible         Yes                     Yes                     Yes                     Yes
    securities
                        ------------------------------------------------------------------------------------------
  - Preferred stocks    Yes                     Yes                     Yes                     Yes
                        ------------------------------------------------------------------------------------------
  - Small company       Yes                     Yes                     Yes                     Yes
    stocks
                        ------------------------------------------------------------------------------------------
  - Structured          Yes                     No                      No                      Yes
    securities
                        ------------------------------------------------------------------------------------------
  - Warrants            Yes                     No                      Yes                     No
                        ------------------------------------------------------------------------------------------
  - Rights              Yes                     Yes                     Yes                     Yes
----------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                         INTERNATIONAL PORTFOLIOS (continued)
----------------------------------------------------------------------------------------------------------------------
                            INTERNATIONAL
                          GROWTH AND INCOME        GLOBAL EQUITIES                                 EMERGING MARKETS
                                                                            INTERNATIONAL
                                                                             DIVERSIFIED
                                                                               EQUITIES
----------------------------------------------------------------------------------------------------------------------
  What other
  investment
  strategies can the
  Portfolio use?
                        ------------------------------------------------------------------------------------------
  - Short-term          Yes                     Yes                     Yes                     Yes
    investments
                        ------------------------------------------------------------------------------------------
  - Defensive           Yes                     Yes                     Yes                     Yes
    investments
                        ------------------------------------------------------------------------------------------
  - Foreign securities  See principal           See principal           See principal           See principal
                        investments             investments             investments             investments
                        section above           section above           section above           section above
                        ------------------------------------------------------------------------------------------
  - Currency            Yes                     Yes                     Yes                     Yes
    transactions
                        ------------------------------------------------------------------------------------------
  - Illiquid            Yes (up to 15%)         Yes (up to 15%)         Yes (up to 15%)         Yes (up to 15%)
  securities
                        ------------------------------------------------------------------------------------------
  - Options and         Yes                     Yes                     Yes                     Yes
  futures
                        ------------------------------------------------------------------------------------------
  - Forward             Yes                     Yes                     Yes                     Yes
    commitments
                        ------------------------------------------------------------------------------------------
  - Other registered    Yes                     No                      Yes                     Yes
    investment
    companies
                        ------------------------------------------------------------------------------------------
  - Firm commitment     Yes                     Yes                     Yes                     Yes
    agreements
                        ------------------------------------------------------------------------------------------
  - When-issued/        Yes                     Yes                     Yes                     Yes
    delayed delivery
    transactions
                        ------------------------------------------------------------------------------------------
  - Securities lending  Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)     Yes (up to 33 1/3%)
----------------------------------------------------------------------------------------------------------------------
 What other potential   - credit quality        - credit quality        - credit quality        - credit quality
risks can affect the    - junk bonds            - euro conversion       - illiquidity           - junk bonds
Portfolio?              - euro conversion       - illiquidity           - derivatives           - euro conversion
                        - illiquidity           - derivatives           - hedging               - illiquidity
                        - derivatives           - hedging                                       - derivatives
                        - hedging                                                               - hedging
----------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                    GLOSSARY
--------------------------------------------------------------------------------

INVESTMENT TERMINOLOGY

LARGE COMPANIES generally have market capitalizations of over $5 billion, although there may be some overlap among capitalization categories.

MEDIUM SIZED COMPANIES generally have market capitalizations ranging from $1 billion to $5 billion, although there may be some overlap among capitalization categories. With respect to the MFS MID-CAP GROWTH PORTFOLIO, the Subadviser will consider companies with market capitalizations equaling or exceeding $250 million but not exceeding the top range of the Russell MidCap(TM) Growth Index to be medium sized companies.

SMALL COMPANIES generally have market capitalizations of $1 billion or less, although there may be some overlap among capitalization categories.

ACTIVE TRADING means that a Portfolio may engage in frequent trading of portfolio securities to achieve its investment goal. In addition, because a Portfolio may sell a security without regard to how long it has held the security, active trading may have tax consequences for certain shareholders, involving a possible increase in short-term capital gains or losses. Active trading may result in high portfolio turnover and correspondingly greater brokerage commissions and other transaction costs, which will be borne directly by a Portfolio. During periods of increased market volatility, active trading may be more pronounced. In the "Financial Highlights" section we provide each Portfolio's portfolio turnover rate for each of the last five years.

The Fund may BORROW FOR TEMPORARY OR EMERGENCY PURPOSES including to meet redemptions. Borrowing will cost the Fund interest expense and other fees.

FIXED INCOME SECURITIES provide consistent interest or dividend payments. They include corporate bonds, notes, debentures, preferred stocks, convertible securities, U.S. government securities and mortgage-backed and asset-backed securities. The issuer of a SENIOR fixed income security is obligated to make payments on this security ahead of other payments to security holders.

An INVESTMENT GRADE fixed income security is rated in one of the top four rating categories by a debt rating agency (or is considered of comparable quality by the Adviser or Subadviser). The two best-known debt rating agencies are Standard & Poor's Rating Services, a Division of the McGraw-Hill Companies, Inc. and Moody's Investors Service, Inc. INVESTMENT GRADE refers to any security rated "BBB" or above by Standard & Poor's or "Baa" or above by Moody's.

A JUNK BOND is a high yield, high risk bond that does not meet the credit quality standards of investment grade securities.

U.S. GOVERNMENT SECURITIES are issued or guaranteed by the U.S. government, its agencies and instrumentalities. Some U.S. government securities are issued or unconditionally guaranteed by the U.S. Treasury. They are of the highest possible credit quality. While these securities are subject to variations in market value due to fluctuations in interest rates, they will be paid in full if held to maturity. Other U.S. government securities are neither direct obligations of, nor guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another. For example, some are backed by specific types of collateral; some are supported by the issuer's right to borrow from the Treasury; some are supported by the discretionary authority of the Treasury to purchase certain obligations of the issuer; and others are supported only by the credit of the issuing government agency or instrumentality.

PASS-THROUGH SECURITIES involve various debt obligations that are backed by a pool of mortgages or other assets. Principal and interest payments made on the underlying asset pools are typically passed through to investors. Types of pass-through securities include "mortgage-backed securities," "collateralized mortgage obligations," "commercial mortgage-backed securities," and "asset-backed securities."

CONVERTIBLE SECURITIES are securities (such as bonds or preferred stocks) that may be converted into common stock of the same or a different company.

PREFERRED STOCK is a class of capital stock that pays dividends at a specified rate and that has preference over common stock in the payment of dividends and the liquidation of assets.

SMALL COMPANY STOCKS are stocks of companies that generally have a capitalization of under $1 billion.

HYBRID INSTRUMENTS, such as INDEXED (i.e., Standard and Poor's Depositary Receipts and World Equity Benchmark Shares) and STRUCTURED SECURITIES, can combine the characteristics of securities, futures, and options. For example, the principal amount, redemption, or conversion terms of a security could be related to the market price of some commodity, currency, or securities index. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. Under certain conditions, the redemption value of such an investment could be zero.

WARRANTS are rights to buy common stock of a company at a specified price during the life of the warrant. RIGHTS represent a preemptive right of stockholders to purchase additional shares of a stock at the time of a new issuance before the stock is offered to the general public.

SHORT-TERM INVESTMENTS include money market securities such as short-term U.S. government obligations, repurchase agreements, commercial paper, bankers' acceptances and certificates of deposit. These securities provide a Portfolio with sufficient liquidity to meet redemptions and cover expenses.

DEFENSIVE INVESTMENTS include high quality fixed income securities, repurchase agreements and other money market instruments. A Portfolio will make temporary defensive investments in response to adverse market, economic, political or other conditions. When a Portfolio takes a defensive position, it may miss out on investment opportunities that could have resulted from investing in accordance with its principal investment strategy. As a result, a Portfolio may not achieve its investment goal.

EQUITY SWAPS are exchanges of the total return on a stock for the total return on another asset, usually a diversified equity or fixed income index.

FOREIGN SECURITIES are issued by companies located outside of the United States, including emerging markets. Foreign securities may include American Depositary Receipts (ADRs) or other similar securities that convert into foreign securities.

CURRENCY TRANSACTIONS include the purchase and sale of currencies to facilitate securities transactions and forward currency contracts, which are used to hedge against changes in currency exchange rates.

ILLIQUID SECURITIES are subject to legal or contractual restrictions that may make them difficult to sell. A security that cannot easily be sold within seven days will generally be considered illiquid. Certain restricted securities (such as Rule 144A securities) are not generally considered illiquid because of their established trading market.

OPTIONS AND FUTURES are contracts involving the right to receive or the obligation to deliver assets or money depending on the performance of one or more underlying assets or a market or economic index.

FORWARD COMMITMENTS are commitments to purchase or sell securities at a future date. A Portfolio purchasing a forward commitment assumes the risk of any decline in value of the securities beginning on the date of the agreement.

DOLLAR ROLLS are instruments in which a Portfolio sells mortgage or other asset-backed securities ("Roll Securities") for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date.

REITS (real estate investment trusts) are trusts that invest primarily in commercial real estate or real estate related loans. The value of an interest in a REIT may be affected by the value and the cash flows of the properties owned or the quality of the mortgages held by the trust.

A Portfolio may invest in OTHER REGISTERED INVESTMENT COMPANIES, which are registered in accordance with the federal securities laws.

ZERO-COUPON AND DEFERRED INTEREST BONDS are debt obligations that are issued or purchased at a significant discount from face value. PAY-IN-KIND BONDS are debt obligations that provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments may experience greater volatility in market value due to changes in interest rates than do debt obligations.

FIRM COMMITMENT AGREEMENTS and WHEN-ISSUED or DELAYED-DELIVERY TRANSACTIONS call for the purchase or sale of securities at an agreed-upon price on a specified future date. At the time of delivery of the securities, the value may be more or less than the purchase price.

INTEREST RATE SWAPS, CAPS, FLOORS AND COLLARS Interest rate swaps involve the exchange by a Portfolio with another party of their respective commitments to pay or receive interest, such as an exchange of fixed-rate payments for floating rate payments. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payment of interest on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling the interest rate floor. An interest rate collar is the combination of a cap and a floor that preserves a certain return within a predetermined range of interest rates.

SECURITIES LENDING involves a loan of securities by a Portfolio in exchange for cash or collateral. A Portfolio earns interest on the loan while retaining ownership of the security.

By purchasing a LOAN PARTICIPATION, a Portfolio acquires some or all of the interest of a bank or other lending institution in a loan to a corporate borrower. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. As a result, a Portfolio may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

RISK TERMINOLOGY

MARKET VOLATILITY: The stock and/or bond markets as a whole could go up or down (sometimes dramatically). This could affect the value of the securities in a Portfolio's portfolio.

SECURITIES SELECTION: A strategy used by a Portfolio, or securities selected by its portfolio manager, may fail to produce the intended return.

PASSIVELY MANAGED STRATEGY: A Portfolio following a passively managed strategy will not deviate from its investment strategy. In the case of "DOGS" OF WALL STREET PORTFOLIO, this entails buying and holding thirty stocks selected through objective selection criteria (except to the extent necessary to comply with applicable federal tax laws). In other cases, it may involve a passively managed strategy utilized to achieve investment results that correspond to a particular market index. Such a Portfolio will not sell stocks in its portfolio and buy different stocks over the course of a year, even if there are adverse developments concerning a particular stock, company or industry. There can be no assurance that the strategy will be successful.

INTEREST RATE FLUCTUATIONS: Volatility of the bond market is due principally to changes in interest rates. As interest rates rise, bond prices typically fall; and as interest rates fall, bond prices typically rise. Longer-term and lower coupon bonds tend to be more sensitive to changes in interest rates.

CREDIT QUALITY: The creditworthiness of the issuer is always a factor in analyzing fixed income securities. An issuer with a lower credit rating will be more likely than a higher rated issuer to default or otherwise become unable to honor its financial obligations. This type of issuer will typically issue JUNK BONDS. In addition to the risk of default, junk bonds may be more volatile, less liquid, more difficult to value and more susceptible to adverse economic conditions or investor perceptions than other bonds.

PREPAYMENT: Prepayment risk is the possibility that the principal of the loans underlying mortgage-backed or other pass-through securities may be prepaid at any time. As a general rule, prepayments increase during a period of falling interest rates and decrease during a period of rising interest rates. As a result of prepayments, in periods of declining interest rates a Portfolio may be required to reinvest its assets in securities with lower interest rates. In periods of increasing interest rates, prepayments generally may decline, with the effect that the securities subject to prepayment risk held by a Portfolio may exhibit price characteristics of longer-term debt securities.

FOREIGN EXPOSURE: Investors in foreign countries are subject to a number of risks. A principal risk is that fluctuations in the exchange rates between the U.S. dollar and foreign currencies may negatively affect an investment. In addition, there may be less publicly available information about a foreign company and it may not be subject to the same uniform accounting, auditing and financial reporting standards as U.S. companies. Foreign governments may not regulate securities markets and companies to the same degree as in the U.S. Foreign investments will also be affected by local political or economic developments and governmental actions. Consequently, foreign securities may be less liquid, more volatile and more difficult to price than U.S. securities. These risks are heightened when an issuer is in an EMERGING MARKET.

NON-DIVERSIFICATION: By concentrating in a smaller number of securities, a Portfolio's risk is increased because the effect of each stock on the Portfolio's performance is greater.

EURO CONVERSION: Effective January 1, 1999, several European countries irrevocably fixed their existing national currencies to a new single European currency unit, the "euro." Certain European investments may be subject to additional risks as a result of this conversion. These risks include adverse tax and accounting consequences, as well as difficulty in processing transactions. SAAMCo is aware of such potential problems and is coordinating efforts to prevent or alleviate their adverse impact on the Portfolios. There can be no assurance that a Portfolio will not suffer any adverse consequences as a result of the euro conversion.

EMERGING MARKETS: An emerging market country is generally a country with a low or middle income economy or that is in the early stages of its industrialization cycle. Emerging market countries may change over time depending on market and economic conditions and the list may vary by advisor. The risks attendant to foreign exposure are heightened in an emerging market country. Historical experience indicates that the markets of emerging countries have been more volatile than more developed markets; however, such markets can provide higher rates of return to investors.

SMALL MARKET CAPITALIZATION: Companies with smaller market capitalizations (particularly under $1 billion) tend to be at early stages of development with limited product lines, market access for products, financial resources, access to new capital, or depth in management. Consequently, the securities of smaller companies may not be as readily marketable and may be subject to more abrupt or erratic market movements.

ILLIQUIDITY: Certain securities may be difficult or impossible to sell at the time and the price that the seller would like.

REAL ESTATE INDUSTRY: Risks include declines in the value of real estate, risks related to general and local economic conditions, overbuilding and increased competition, increases in property taxes and operating expenses, changes in zoning laws, casualty or condemnation losses, fluctuations in rental income, changes in neighborhood values, the appeal of properties to tenants and increases in interest rates. If the Portfolio has rental income or income from the disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company. In addition, REITs are dependent upon management skill, may not be diversified and are subject to project financing risks. Such trusts are also subject to heavy cash flow dependency, defaults by borrowers, self-liquidation and the possibility of failing to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended, and to maintain exemption from registration under the laws governing mutual funds.

UTILITY INDUSTRY: Risks include (i) utility companies' difficulty in earning adequate returns on investment despite frequent rate increases; (ii) restrictions on operations and increased costs and delays due to governmental regulations; (iii) building or construction delays; (iv) environmental regulations; (v) difficulty of the capital markets in absorbing utility debt and equity securities; and (vi) difficulties in obtaining fuel at reasonable prices.

DERIVATIVES: A derivative is any financial instrument whose value is based on, and determined by, another security, index or benchmark (i.e., stock options, futures, caps, floors, etc.). In recent years, derivative securities have become increasingly important in the field of finance. Futures and options are now actively traded on many different exchanges. Forward contracts, swaps, and many different types of options are regularly traded outside of exchanges by financial institutions in what are termed "over the counter" markets. Other more specialized derivative securities often form part of a bond or stock issue. To the extent a contract is used to hedge another position in the portfolio, there is a risk that changes in the value of the contract will not match those of the hedged position. Moreover, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains. To the extent an option or futures contract is used to enhance return, rather than as a hedge, a Portfolio will be directly exposed to the risks of the contract. Gains or losses from non-hedging positions may be substantially greater than the cost of the position.

HEDGING: Hedging is a strategy in which a Portfolio uses a derivative security to reduce certain risk characteristics of an underlying security or portfolio of securities. While hedging strategies can be very useful and inexpensive ways of reducing risk, they are sometimes ineffective due to unexpected changes in the market. Hedging also involves the risk that changes in the value of the derivative will not match those of the instruments being hedged as expected, in which case any losses on the instruments being hedged may not be reduced. Examples of hedging strategies are:

     - Long Hedge -- Strategy in which an investor locks in a future price on a security/index by buying a futures contract.

     - Neutral Hedge -- Strategy that is designed to provide the highest expected return on a portfolio of securities assuming that the price of a particular investment in the portfolio remains constant.

     - Perfect Hedge -- a hedge whose change in value is equal to the change in value of the underlying security, positive or negative.

     - Short Hedge -- Strategy designed to reduce the risk of a decline in value of a security/index without requiring ownership of that security.

--------------------------------------------------------------------------------

                               OTHER INFORMATION
--------------------------------------------------------------------------------

YEAR 2000

Many computer and computer-based systems cannot distinguish the year 2000 from the year 1900 because of the way they encode and calculate dates (commonly known as the "Year 2000 Issue"). The Year 2000 Issue could potentially have an adverse impact on the handling of security trades, the payment of interest and dividends, pricing and account services. We recognize the importance of the Year 2000 Issue and are taking appropriate steps necessary in preparation for the year 2000. The Trust's management fully anticipates that their systems will be adapted in time for the year 2000, and to further this goal they have coordinated a plan to repair, adapt or replace their systems as necessary. They have also obtained representations from their outside service providers that they are doing the same. The Trust's management completed their plan significantly by the end of the 1998 calendar year and expects to perform appropriate systems testing during the 1999 calendar year. If the problem has not been fully addressed, however, the Trust could be negatively impacted. The Year 2000 Issue could also have a negative impact on the companies in which the Trust invests, which could hurt the Trust's investment returns.

--------------------------------------------------------------------------------

                                   MANAGEMENT
--------------------------------------------------------------------------------

INVESTMENT ADVISER AND MANAGER

SunAmerica Asset Management Corp. (SAAMCo) serves as investment adviser and manager for all the Portfolios of the Trust. SAAMCo selects the Subadvisers for Portfolios, manages the investments for certain Portfolios, provides various administrative services and supervises the daily business affairs of each Portfolio.

SAAMCo has received an exemptive order from the Securities and Exchange Commission that permits SAAMCo, subject to certain conditions, to enter into agreements relating to the Trust with Subadvisers approved by the Board of Trustees without obtaining shareholder approval. The exemptive order also permits SAAMCo, subject to the approval of the Board but without shareholder approval, to employ new Subadvisers for new or existing Portfolios, change the terms of particular agreements with Subadvisers or continue the employment of existing Subadvisers after events that would otherwise cause an automatic termination of a subadvisory agreement. Shareholders will be notified of any Subadviser changes. SAAMCo does not presently rely on this exemptive order. Shareholders of a Portfolio have the right to terminate an agreement with a Subadviser for that Portfolio at any time by a vote of the majority of the outstanding voting securities of such Portfolio.

SAAMCo, located at The SunAmerica Center, 733 Third Avenue, New York, New York, 10017, is a corporation organized under the laws of the state of Delaware. In addition to serving as investment adviser and manager of the Trust, SAAMCo serves as adviser, manager and/or administrator for Anchor Pathway Fund, Anchor Series Trust, Seasons Series Trust, Style Select Series, Inc. SunAmerica Equity Funds, SunAmerica Income Funds, SunAmerica Money Market Funds, Inc. and SunAmerica Strategic Investment Series, Inc.

For the fiscal year ended November 30, 1998, each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................           0.52%
Corporate Bond Portfolio.....................           0.65%
Global Bond Portfolio........................           0.70%
High-Yield Bond Portfolio....................           0.63%
Worldwide High Income Portfolio..............           1.00%
SunAmerica Balanced Portfolio................           0.68%
MFS Total Return Portfolio...................           0.67%
Asset Allocation Portfolio...................           0.59%

                  PORTFOLIO                              FEE
                  ---------                              ---
Utility Portfolio............................           0.75%
Growth-Income Portfolio......................           0.56%
Federated Value Portfolio....................           0.75%
Venture Value Portfolio......................           0.72%
"Dogs" of Wall Street Portfolio..............           0.60%
Alliance Growth Portfolio....................           0.55%
MFS Growth and Income Portfolio..............           0.64%
Putnam Growth Portfolio......................           0.81%
Real Estate Portfolio........................           0.80%
Aggressive Growth Portfolio..................           0.74%
International Growth and Income Portfolio....           1.00%
Global Equities Portfolio....................           0.74%
International Diversified Equities
  Portfolio..................................           1.00%
Emerging Markets Portfolio...................           1.25%

The Trust's fee rates changed with respect to ALLIANCE GROWTH PORTFOLIO, MFS TOTAL RETURN PORTFOLIO and MFS GROWTH AND INCOME PORTFOLIO, effective January 1, 1999. As of that date, SAAMCo's fee with respect to such Portfolios and the MFS MID-CAP GROWTH PORTFOLIO as a percentage of average daily net assets, including breakpoints, is as follows:

                                                         FEE
                  PORTFOLIO                    (INCLUDING BREAKPOINTS)
                  ---------                    -----------------------
MFS Total Return Portfolio...................  0.70% to $50 million
                                               0.65% thereafter
Alliance Growth Portfolio....................  0.70% to $50 million
                                               0.65% next $100 million
                                               0.60% over $150 million
MFS Growth and Income Portfolio..............  0.70% to $600 million
                                               0.65% next $900 million
                                               0.60% over $1.5 billion
MFS Mid-Cap Growth Portfolio.................  0.75% to $600 million
                                               0.70% next $900 million
                                               0.65% over $1.5 billion

Effective January 1999, the Trust's fiscal year end changed from November 30 to January 31. For the period December 1, 1998 through January 31, 1999 (new fiscal year end), each Portfolio paid SAAMCo a fee equal to the following percentage of average daily net assets:

                  PORTFOLIO                              FEE
                  ---------                              ---
Cash Management Portfolio....................           0.52%
Corporate Bond Portfolio.....................           0.63%
Global Bond Portfolio........................           0.69%
High-Yield Bond Portfolio....................           0.62%
Worldwide High Income Portfolio..............           1.00%
SunAmerica Balanced Portfolio................           0.66%
MFS Total Return Portfolio...................           0.67%
Asset Allocation Portfolio...................           0.58%

                  PORTFOLIO                              FEE
                  ---------                              ---
Utility Portfolio............................           0.75%
Growth-Income Portfolio......................           0.55%
Federated Value Portfolio....................           0.75%
Venture Value Portfolio......................           0.72%
Alliance Growth Portfolio....................           0.57%
MFS Growth and Income Portfolio..............           0.67%
Putnam Growth Portfolio......................           0.78%
Real Estate Portfolio........................           0.80%
Aggressive Growth Portfolio..................           0.72%
International Growth and Income Portfolio....           1.00%
Global Equities Portfolio....................           0.73%
International Diversified Equities
  Portfolio..................................           1.00%
Emerging Markets Portfolio...................           1.25%
"Dogs" of Wall Street Portfolio..............           0.60%

INFORMATION ABOUT THE SUBADVISERS

ALLIANCE CAPITAL MANAGEMENT L.P. (Alliance) is a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105. Alliance is a major international investment manager whose clients primarily are major corporate employee benefit funds, investment companies, foundations, endowment funds and public employee retirement systems. Alliance serves as investment manager of employee benefit fund assets for 35 of the Fortune 100 companies.

DAVIS SELECTED ADVISERS, L.P. (Davis Selected) is located at 124 East Marcy Street, Santa Fe, New Mexico 87501. Davis Selected provides advisory services to other investment companies. The Subadvisory Agreement with Davis Selected provides that Davis Selected may delegate any of its responsibilities under the agreement to one of its affiliates, including Davis Selected Advisers -- NY, Inc., a wholly-owned subsidiary; however Davis Selected remains ultimately responsible (subject to supervision by SAAMCo) for the assets of the Portfolios allocated to it.

FEDERATED INVESTMENT COUNSELING (Federated) is located at Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, Pennsylvania 15222-3779. Federated and its affiliate companies serves as investment adviser to a number of investment companies and private accounts.

GOLDMAN SACHS ASSET MANAGEMENT (GSAM) is a separate operating division of Goldman, Sachs & Co., which registered as an investment adviser in 1981. Goldman, Sachs & Co. is located at 1 New York Plaza, New York, New York 10004. GSAM serves a wide range of clients including private and public pension funds, endowments, foundations, banks, thrifts, insurance companies, corporations, and private investors and family groups. The asset management services are divided into the following areas: institutional fixed income investment management; global currency management; institutional equity investment management; fund management; money market mutual fund management and administration; and private asset management.

GOLDMAN SACHS ASSET MANAGEMENT INTERNATIONAL (GSAM-International), a member of the Investment Management Regulatory Organization Limited, a United Kingdom self-regulatory organization, since 1990 and a registered investment adviser since 1991, is an affiliate of Goldman, Sachs & Co. In performing their subadvisory services, GSAM and GSAM-International, while remaining ultimately responsible for the management of the Portfolio, are able to draw upon the research and expertise of their affiliate offices, for portfolio decisions and management with respect to certain portfolio securities. GSAM International is located at Peterborough Court, 133 Fleet Street, London, EC4A 2BB, England.

MASSACHUSETTS FINANCIAL SERVICES COMPANY (MFS) is America's oldest mutual fund organization and, with its predecessor organizations, has a history of money management dating from 1924 and the founding of the first mutual fund in the United States. MFS is located at 500 Boylston Street, Boston, Massachusetts, 02116.

MORGAN STANLEY DEAN WITTER INVESTMENT MANAGEMENT, D/B/A MORGAN STANLEY ASSET MANAGEMENT (MSAM) offers investment management and fiduciary services to taxable and tax-exempt funds and institutions, international organizations and individuals investing in U.S. and international equity and fixed income securities. MSAM is located at 1221 Avenue of the Americas, New York, New York 10020.

PUTNAM INVESTMENT MANAGEMENT, INC. (Putnam), is a Massachusetts corporation with principal offices at One Post Office Square, Boston, Massachusetts. Putnam has been managing mutual funds since 1937 and serves as investment adviser to the funds in the Putnam Family.

SAAMCo compensated the various Subadvisers out of the advisory fees that it received from the respective Portfolios. SAAMCo may terminate any agreement with another Subadviser without shareholder approval.

PORTFOLIO MANAGEMENT

The primary investment manager(s) and/or management team(s) for each portfolio is set forth in the following table.

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Cash Management Portfolio     SAAMCo                        - Fixed Income Investment    The Fixed Income
                                                                Team                       Investment Team has
                                                                                           been responsible for
                                                                                           the management of this
                                                                                           portfolio since its
                                                                                           inception in 1993.
 ----------------------------------------------------------------------------------------------------------------
  Corporate Bond Portfolio      Federated                     - Joseph M. Balestrino       Mr. Balestrino joined
                                                                Co-Portfolio Manager and   Federated in 1986 as a
                                                              Senior Vice President        Project Manager in the
                                                                                           Product Design
                                                                                           Department and became
                                                                                           an Assistant Vice
                                                                                           President and
                                                                                           Investment Analyst in
                                                                                           1991. He became a Vice
                                                                                           President and
                                                                                           portfolio manager in
                                                                                           1995 and a Senior Vice
                                                                                           President in 1998.
                                                              - Mark E. Durbiano           Mr. Durbiano joined
                                                                Co-Portfolio Manager       Federated in 1982 as
                                                              Senior Vice President        an Investment Analyst
                                                                                           and became a Vice
                                                                                           President and
                                                                                           portfolio manager in
                                                                                           1988. He has been a
                                                                                           Senior Vice President
                                                                                           since 1996.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Global Bond Portfolio         GSAM-International            - Stephen C. Fitzgerald      Mr. Fitzgerald,
                                                              Co-Portfolio Manager         Managing Director and
                                                                                           Chief Investment
                                                                                           Officer for
                                                                                           international fixed
                                                                                           income in the London
                                                                                           office since November
                                                                                           1998, joined GSAM
                                                                                           International in 1992
                                                                                           as an Executive
                                                                                           Director and Portfolio
                                                                                           Manager.
                                                              - Andrew F. Wilson           Mr. Wilson, an
                                                                Co-Portfolio Manager       Executive Director and
                                                                                           portfolio manager for
                                                                                           international fixed
                                                                                           income in the London
                                                                                           office, joined GSAM
                                                                                           International in
                                                                                           December 1995 as an
                                                                                           Executive Director and
                                                                                           portfolio manager.
                                                                                           From 1993 to 1995, he
                                                                                           was an Assistant
                                                                                           Director of Rothschild
                                                                                           Asset Management,
                                                                                           where he was
                                                                                           responsible for
                                                                                           managing global and
                                                                                           international bond
                                                                                           portfolios, with
                                                                                           specific focus on the
                                                                                           U.S., Canadian,
                                                                                           Australian and
                                                                                           Japanese economies.
 ----------------------------------------------------------------------------------------------------------------
  High-Yield Bond Portfolio     SAAMCo                        - John W. Risner             Mr. Risner joined
                                                                Vice President and         SAAMCo in 1997 as a
                                                              Portfolio Manager            Vice President and
                                                                                           portfolio manager.
                                                                                           Prior to joining
                                                                                           SAAMCo, he served as
                                                                                           Senior Portfolio
                                                                                           Manager of the Value
                                                                                           Line Aggressive Income
                                                                                           Trust and the Value
                                                                                           Line Convertible Fund
                                                                                           from 1992 to 1997.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Worldwide High Income         MSAM                          - Robert Angevine            Mr. Angevine is a
  Portfolio                                                   Co-Portfolio Manager         principal of Morgan
                                                                                           Stanley & Co.
                                                                                           Incorporated and a
                                                                                           portfolio manager of
                                                                                           MSAM's high-yield
                                                                                           investments. He joined
                                                                                           the firm in 1988 as a
                                                                                           portfolio manager.
                                                              - Thomas L. Bennett          Mr. Bennett is a
                                                                Managing Director and      Managing Director of
                                                              Co-Portfolio                 MSAM and has been a
                                                                Manager                    portfolio manager with
                                                                                           MSAM's affiliate
                                                                                           Miller Anderson &
                                                                                           Sherrerd, LLP since
                                                                                           1984.
                                                              - Stephen F. Esser           Mr. Esser is a
                                                                Managing Director and      Managing Director of
                                                              Co-Portfolio                 MSAM and has been a
                                                                Manager                    portfolio manager with
                                                                                           MSAM's affiliate
                                                                                           Miller Anderson &
                                                                                           Sherrerd, LLP since
                                                                                           1988.
                                                              - Abigail McKenna            Ms. McKenna is a Vice
                                                                Vice President and         President and
                                                                Co-Portfolio Manager       portfolio manager of
                                                                                           MSAM. She was a Senior
                                                                                           Portfolio Manager at
                                                                                           MetLife Investment
                                                                                           Management Corp. from
                                                                                           1995 to 1996 and a
                                                                                           Limited Partner at
                                                                                           Weiss Peck & Greer
                                                                                           from 1991 to 1995. Ms.
                                                                                           McKenna joined MSAM in
                                                                                           1996 as a Vice
                                                                                           President and
                                                                                           portfolio manager.
 ----------------------------------------------------------------------------------------------------------------
  SunAmerica Balanced           SAAMCo                        - Francis D. Gannon          Mr. Gannon has been a
  Portfolio                                                     Vice President and         portfolio manager with
                                                              Portfolio Manager            SAAMCo since 1996. He
                                                                                           joined SAAMCo in 1993
                                                                                           as an equity analyst.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  MFS Total Return Portfolio    MFS                           - David M. Calabro           Mr. Calabro joined MFS
                                                              Senior Vice President and    in 1992 as a Vice
                                                              Portfolio Manager            President and equity
                                                                                           analyst. He became a
                                                                                           portfolio manager in
                                                                                           1993 and was promoted
                                                                                           to Senior Vice
                                                                                           President in 1998.
                                                              - Geoffrey L. Kurinsky       Mr. Kurinsky, the
                                                                Senior Vice President and  manager of the
                                                              Portfolio Manager            Portfolio's fixed
                                                                                           income securities,
                                                                                           joined MFS in 1987 as
                                                                                           a research analyst. He
                                                                                           became a Vice
                                                                                           President and
                                                                                           portfolio manager in
                                                                                           1989. In 1993, he was
                                                                                           promoted to Senior
                                                                                           Vice President.
                                                              - Constantinos G. Mokas      Mr. Mokas, manager of
                                                                Vice President and         the Portfolio's
                                                                Portfolio Manager          convertible
                                                                                           securities, joined MFS
                                                                                           in 1990 as a research
                                                                                           analyst. He was
                                                                                           promoted to Assistant
                                                                                           Vice President in
                                                                                           1994, Vice President
                                                                                           in 1996 and portfolio
                                                                                           manager in 1998.
                                                              - Lisa B. Nurme              Ms. Nurme, a manager
                                                                Senior Vice President and  of the Portfolio's
                                                              Portfolio Manager            common stock
                                                                                           investments, joined
                                                                                           MFS in 1987 as a
                                                                                           research analyst and
                                                                                           became an Investment
                                                                                           Officer in 1990. She
                                                                                           was then promoted to
                                                                                           Assistant Vice
                                                                                           President in 1991,
                                                                                           Vice President in
                                                                                           1992, portfolio
                                                                                           manager in 1995 and
                                                                                           Senior Vice President
                                                                                           in 1998.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
                                                              - Maura A. Shaughnessy       Ms. Shaughnessy, a
                                                                Senior Vice President and  manager of the
                                                                Portfolio Manager          Portfolio's common
                                                                                           stock investments,
                                                                                           joined MFS in 1991 as
                                                                                           a research analyst and
                                                                                           became Vice President
                                                                                           and portfolio manager
                                                                                           in 1992. She was
                                                                                           promoted to Senior
                                                                                           Vice President in
                                                                                           1998.
                                                              - Kenneth J. Enright         Mr. Enright, a manager
                                                                Vice President and         of the Portfolio's
                                                              Portfolio Manager            common stock portion,
                                                                                           joined MFS in 1986 as
                                                                                           a research analyst. He
                                                                                           became an Assistant
                                                                                           Vice President in
                                                                                           1987, Vice President
                                                                                           in 1988, and portfolio
                                                                                           manager in 1993.
 ----------------------------------------------------------------------------------------------------------------
  Asset Allocation Portfolio    GSAM                          - Paul D. Farrell            Mr. Farrell joined
                                                                Vice President and Senior  GSAM in 1991 as a Vice
                                                              Portfolio Manager            President and has been
                                                                (equity portion)           a Senior Portfolio
                                                                                           Manager since 1991.
                                                              - Karma Wilson               Ms. Wilson joined GSAM
                                                                Co-Portfolio Manager and   in 1994 as a Vice
                                                              Vice President               President and
                                                                (equity portion)           portfolio manager.
                                                                                           Prior to 1994, she was
                                                                                           an investment analyst
                                                                                           with Bankers Trust
                                                                                           Australia Ltd.
                                                              - George D. Adler            Mr. Adler joined GSAM
                                                                Vice President and Senior  in 1997 as a Vice
                                                              Portfolio Manager            President and
                                                                (equity portion)           portfolio manager.
                                                                                           From 1990 to 1997, he
                                                                                           was a portfolio
                                                                                           manager at Liberty
                                                                                           Investment Management,
                                                                                           Inc. ("Liberty").
                                                              - Robert G. Collins          Mr. Collins joined
                                                                Vice President and Senior  GSAM in 1997 as a Vice
                                                              Portfolio Manager            President and
                                                                (equity portion)           portfolio manager.
                                                                                           From 1991 to 1997, he
                                                                                           was a portfolio
                                                                                           manager at Liberty.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
                                                              - Herbert E. Ehlers          Mr. Ehlers joined GSAM
                                                              Managing Director and        in 1997 as a Managing
                                                              Senior Portfolio Manager     Director and portfolio
                                                              (equity portion)             manager. From 1994 to
                                                                                           1997, he was the Chief
                                                                                           Investment Officer and
                                                                                           Chairman at Liberty.
                                                                                           He was a portfolio
                                                                                           manager and president
                                                                                           at Liberty's
                                                                                           predecessor firm,
                                                                                           Eagle Asset
                                                                                           Management, from 1984
                                                                                           to 1994.
                                                              - Gregory H. Ekizian         Mr. Ekizian joined
                                                                Vice President and Senior  GSAM in 1997 as a Vice
                                                              Portfolio Manager            President and
                                                                (equity portion)           portfolio manager.
                                                                                           From 1990 to 1997, he
                                                                                           was a portfolio
                                                                                           manager at Liberty and
                                                                                           its predecessor firm,
                                                                                           Eagle Asset
                                                                                           Management.
                                                              - David G. Shell             Mr. Shell joined GSAM
                                                                Vice President and Senior  in 1997 as a Vice
                                                              Portfolio Manager            President and
                                                                (equity portion)           portfolio manager.
                                                                                           From 1987 to 1997, he
                                                                                           was a portfolio
                                                                                           manager at Liberty and
                                                                                           its predecessor firm,
                                                                                           Eagle Asset
                                                                                           Management.
                                                              - Ernest C. Segundo, Jr.     Mr. Segundo joined
                                                                Vice President and Senior  GSAM in 1997 as a Vice
                                                                Portfolio Manager          President and
                                                                (equity portion)           portfolio manager.
                                                                                           From 1992 to 1997, he
                                                                                           was a portfolio
                                                                                           manager at Liberty.
                                                              - Jonathan A. Beinner        Mr. Beinner has been
                                                                Co-Portfolio Manager and   Managing Director of
                                                              Managing Director (fixed     GSAM's U.S. Fixed
                                                              income portion)              Income Department
                                                                                           since 1997. He joined
                                                                                           the Fixed Income Group
                                                                                           in 1990 as an
                                                                                           associate portfolio
                                                                                           manager.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
                                                              - C. Richard Lucy            Mr. Lucy has been Co-
                                                              Co-Portfolio Manager and     Managing Director of
                                                              Managing Director (fixed     GSAM's Fixed Income
                                                              income portion)              Department since 1997.
                                                                                           He joined the Fixed
                                                                                           Income Group in 1992
                                                                                           as a Vice President
                                                                                           and portfolio manager.
 ----------------------------------------------------------------------------------------------------------------
  Utility Portfolio             Federated                     - Linda A. Duessel           Ms. Duessel joined
                                                                Co-Portfolio Manager and   Federated in 1991 as
                                                              Vice President               an Investment Analyst
                                                                                           and Assistant Vice
                                                                                           President. She became
                                                                                           a Vice President and
                                                                                           portfolio manager in
                                                                                           1995.
                                                              - Steven J. Lehman           Mr. Lehman joined
                                                                Co-Portfolio Manager and   Federated in 1997 as a
                                                              Vice President               Vice President and
                                                                                           portfolio manager.
                                                                                           From 1985 to 1997, he
                                                                                           served as a portfolio
                                                                                           manager and Vice
                                                                                           President at First
                                                                                           Chicago NBD.
 ----------------------------------------------------------------------------------------------------------------
  Growth-Income Portfolio       Alliance                      - Michael R. Baldwin         Mr. Baldwin joined the
                                                                Portfolio Manager and      company in 1989 as a
                                                              Senior Vice President        research analyst. He
                                                                                           became a portfolio
                                                                                           manager in 1991 and
                                                                                           was promoted to Senior
                                                                                           Vice President and
                                                                                           Associate Director of
                                                                                           Research in 1996.
 ----------------------------------------------------------------------------------------------------------------
  Federated Value Portfolio     Federated                     - Arthur J. Barry            Mr. Barry joined
                                                                Co-Portfolio Manager and   Federated in 1994 as
                                                              Vice President               an Investment Analyst
                                                                                           and was promoted to an
                                                                                           Assistant Vice
                                                                                           President and
                                                                                           portfolio manager in
                                                                                           April 1997. He was
                                                                                           then promoted to Vice
                                                                                           President in 1998.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
                                                              - Michael P. Donnelly        Mr. Donnelly joined
                                                                Co-Portfolio Manager and   Federated in 1989 as
                                                                Vice President             an Investment Analyst
                                                                                           and became an
                                                                                           Assistant Vice
                                                                                           President and
                                                                                           portfolio manager in
                                                                                           1992. He was then
                                                                                           promoted to Vice
                                                                                           President in 1994.
 ----------------------------------------------------------------------------------------------------------------
  Venture Value Portfolio       Davis Selected                - Christopher C. Davis       Mr. Davis has been
                                                                Co-Portfolio Manager       employed by Davis
                                                                                           Selected since 1989 as
                                                                                           a research analyst,
                                                                                           assistant portfolio
                                                                                           manager, co-portfolio
                                                                                           manager, and portfolio
                                                                                           manager.
                                                              - Kenneth C. Feinberg        Mr. Feinberg has been
                                                                Co-Portfolio Manager       employed by Davis
                                                                                           Selected since 1994 as
                                                                                           a research analyst,
                                                                                           assistant portfolio
                                                                                           manager, and portfolio
                                                                                           manager.
 ----------------------------------------------------------------------------------------------------------------
  "Dogs" of Wall Street         SAAMCo                        - Francis D. Gannon          See above.
  Portfolio                                                     Vice President and
                                                              Portfolio Manager
 ----------------------------------------------------------------------------------------------------------------
  Alliance Growth Portfolio     Alliance                      - James G. Reilly            Mr. Reilly joined the
                                                                Executive Vice President   company in 1984 as a
                                                              and Portfolio Manager        research analyst. He
                                                                                           became a portfolio
                                                                                           manager in 1993 and
                                                                                           was promoted to an
                                                                                           Executive Vice
                                                                                           President in 1999.
 ----------------------------------------------------------------------------------------------------------------
  MFS Growth and Income         MFS                           - John D. Laupheimer, Jr.    Mr. Laupheimer joined
  Portfolio                                                     Senior Vice President and  MFS in 1981 as a
                                                                Portfolio Manager          research analyst. He
                                                                                           became an Investment
                                                                                           Officer in 1983,
                                                                                           Assistant Vice
                                                                                           President in 1984,
                                                                                           Vice President in
                                                                                           1986, portfolio
                                                                                           manager in 1987,
                                                                                           Senior Vice President
                                                                                           in 1995 and Director
                                                                                           of Equity Research in
                                                                                           1999.
                                                              - Mitchell D. Dynan          Mr. Dynan joined MFS
                                                                Senior Vice President and  in 1986 as a research
                                                              Portfolio Manager            analyst. He became an
                                                                                           Assistant Vice
                                                                                           President in 1987,
                                                                                           Vice President in
                                                                                           1988, portfolio
                                                                                           manager in 1995 and
                                                                                           Senior Vice President
                                                                                           in 1999.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Putnam Growth Portfolio       Putnam                        - C. Beth Cotner             Ms. Cotner joined the
                                                              Managing Director and Chief  company in 1995 as
                                                              Investment Officer           Senior Vice President
                                                                                           and Senior Portfolio
                                                                                           Manager. Prior to that
                                                                                           time, she was an
                                                                                           Executive Vice
                                                                                           President of Kemper
                                                                                           Financial Services
                                                                                           from 1984 to 1995.
                                                              - Richard England            Mr. England joined the
                                                                Senior Vice President and  company in 1992 as a
                                                              Senior Portfolio Manager     Global Equity Analyst.
                                                                                           In 1994, he was
                                                                                           promoted to Associate
                                                                                           Director of Research
                                                                                           and then joined the
                                                                                           Growth Equity Team in
                                                                                           1996 as a Senior
                                                                                           Portfolio Manager.
                                                              - Manuel H. Weiss            Mr. Weiss joined the
                                                                Senior Vice President and  company in 1987 as a
                                                              Senior Portfolio Manager     portfolio manager to
                                                                                           head the quantitative
                                                                                           effort in the
                                                                                           development of the
                                                                                           Core Growth Equity
                                                                                           product.
                                                              - David J. Santos            Mr. Santos joined the
                                                                Senior Vice President and  company in 1986 as a
                                                              Portfolio Manager            Pricing Operations
                                                                                           Manager and moved to
                                                                                           the investment
                                                                                           management side in
                                                                                           1991. He became a
                                                                                           portfolio manager in
                                                                                           1992.
 ----------------------------------------------------------------------------------------------------------------
  Real Estate Portfolio         Davis Selected                - Andrew A. Davis            Mr. Davis has been
                                                                Portfolio Manager          employed by Davis
                                                                                           Selected since 1994 as
                                                                                           a research analyst,
                                                                                           assistant portfolio
                                                                                           manager, co-portfolio
                                                                                           manager and portfolio
                                                                                           manager.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  MFS Mid-Cap Growth            MFS                           - Mark Regan                 Mr. Regan joined MFS
  Portfolio                                                   Vice President and           as a research analyst
                                                              Portfolio Manager            in 1989. He was named
                                                                                           investment officer in
                                                                                           1990, Assistant Vice
                                                                                           President in 1991,
                                                                                           Vice President in
                                                                                           1992, portfolio
                                                                                           manager in 1993 and
                                                                                           Senior Vice President
                                                                                           in 1999.
 ----------------------------------------------------------------------------------------------------------------
  Aggressive Growth Portfolio   SAAMCo                        - Donna M. Calder            Ms. Calder joined the
                                                                Vice President and         firm in 1998 as a Vice
                                                              Portfolio Manager            President and
                                                                                           portfolio manager.
                                                                                           Prior to joining
                                                                                           SAAMCo, she was the
                                                                                           founder and General
                                                                                           Partner of Manhattan
                                                                                           Capital Partners, L.P.
                                                                                           (1991-1995).
 ----------------------------------------------------------------------------------------------------------------
  International Growth and      Putnam                        - Deborah F. Kuenstner       Ms. Kuenster joined
  Income Portfolio                                              Chief Investment Officer   Putnam as a Senior
                                                                and Senior Portfolio       Vice President and
                                                                Manager                    Senior Portfolio
                                                                                           Manager in March 1997.
                                                                                           Ms. Kuenstner was
                                                                                           Senior Portfolio
                                                                                           Manager at Dupont
                                                                                           Pension Fund
                                                                                           Management from 1989
                                                                                           to 1997.
                                                              - George W. Stairs           Mr. Stairs joined
                                                                Senior Vice President and  Putnam as a Global
                                                              Portfolio Manager            Equity research
                                                                                           analyst in 1994. In
                                                                                           1997, he became a
                                                                                           Senior Vice President
                                                                                           and Portfolio Manager.
                                                                                           Mr. Stairs was an
                                                                                           Associate at Value
                                                                                           Quest Ltd. from 1992
                                                                                           to 1994.
 ----------------------------------------------------------------------------------------------------------------

 ----------------------------------------------------------------------------------------------------------------
          PORTFOLIO                                               NAME AND TITLE OF              EXPERIENCE
                                         ADVISER/              PORTFOLIO MANAGER (AND/
                                        SUBADVISER               OR MANAGEMENT TEAM)
 ----------------------------------------------------------------------------------------------------------------
  Global Equities Portfolio     Alliance                      - Stephen Beinhacker         Mr. Beinhacker joined
                                                              Portfolio Manager, Director  the company in 1992 as
                                                              and Senior Vice President    Director of
                                                                                           International
                                                                                           Quantitative Stock
                                                                                           Analysis and portfolio
                                                                                           manager. He was
                                                                                           promoted to Senior
                                                                                           Vice President in
                                                                                           1998.
 ----------------------------------------------------------------------------------------------------------------
  International Diversified     MSAM                          - Barton Biggs               Mr. Biggs has been a
  Equities Portfolio                                            Chairman, Chief            Chairman and a
                                                              Investment Officer and       Director of MSAM since
                                                              Co-Portfolio Manager         1980 and a Managing
                                                                                           Director of Morgan
                                                                                           Stanley & Co.
                                                                                           Incorporated since
                                                                                           1975.
                                                              - Ann Thivierge              Ms. Thivierge joined
                                                                Managing Director and      MSAM in 1986 and is
                                                              Co-Portfolio Manager         currently a Managing
                                                                                           Director.
 ----------------------------------------------------------------------------------------------------------------
  Emerging Markets Portfolio    Putnam                        - Thomas R. Haslett          Mr. Haslett joined
                                                                Managing Director, Chief   Putnam as Managing
                                                              Investment Officer and Co-   Director, Chief
                                                              Portfolio Manager            Investment Officer and
                                                                                           portfolio manager in
                                                                                           1996. He was a
                                                                                           Managing Director of
                                                                                           Montgomery Asset
                                                                                           Management, Ltd. from
                                                                                           1992 to 1996.
                                                              - J. Peter Grant             Mr. Grant joined
                                                                Senior Vice President and  Putnam in 1973 as a
                                                              Co-Portfolio Manager         Vice President and
                                                                                           research analyst. He
                                                                                           became a portfolio
                                                                                           manager in 1974 and a
                                                                                           Senior Vice President
                                                                                           in 1997.
 ----------------------------------------------------------------------------------------------------------------

CUSTODIAN, TRANSFER AND DIVIDEND PAYING AGENT

State Street Bank and Trust Company, Boston, Massachusetts, acts as Custodian of the Trust's assets as well as Transfer and Dividend Paying Agent and in so doing performs certain bookkeeping, data processing and administrative services.

--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The following Financial Highlights tables for each Portfolio is intended to help you understand the Portfolios' financial performance for the past 5 years. Certain information reflects financial results for a single Portfolio share. The total returns in each table represent the rate that an investor would have earned on an investment in the Portfolio (assuming reinvestment of all dividends and distributions). This information has been audited by PricewaterhouseCoopers LLP, whose report, along with each Portfolio's financial statements, are included in the Trust's annual report to shareholders, which is available upon request.

--------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
                             FINANCIAL HIGHLIGHTS*
 (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
                                    PERIOD)
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------
                                                         NET                                    TOTAL
                                                        ASSET       NET       NET REALIZED       FROM
                                                        VALUE     INVEST-     & UNREALIZED     INVEST-
                      PERIOD                          BEGINNING     MENT     GAIN (LOSS) ON      MENT
                      ENDED                           OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS
--------------------------------------------------------------------------------------------------------
Cash Management Portfolio

11/30/94                                               $10.20      $0.38         $(0.02)        $ 0.36
11/30/95                                                10.47       0.56           0.01           0.57
11/30/96                                                10.70       0.53          (0.02)          0.51
11/30/97                                                10.76       0.53           0.01           0.54
11/30/98                                                10.74       0.54          (0.02)          0.52
1/31/99#                                                10.58       0.08           0.01           0.09
Global Bond Portfolio

11/30/94                                                10.30       0.53          (0.86)         (0.33)
11/30/95                                                 9.83       0.60           0.97           1.57
11/30/96                                                11.02       0.59           0.54           1.13
11/30/97                                                11.40       0.52           0.38           0.90
11/30/98                                                11.51       0.49           0.78           1.27
1/31/99#                                                11.77       0.07           0.11           0.18
Corporate Bond Portfolio

11/30/94                                                10.19       0.52          (0.87)         (0.35)
11/30/95                                                 9.75       0.60           1.00           1.60
11/30/96                                                10.82       0.65           0.03           0.68
11/30/97                                                11.09       0.77           0.21           0.98
11/30/98                                                11.54       0.77          (0.02)          0.75
1/31/99#                                                11.83       0.12           0.04           0.16
High-Yield Bond Portfolio

11/30/94                                                11.12       1.20          (1.65)         (0.45)
11/30/95                                                10.32       1.11           0.12           1.23
11/30/96                                                10.53       0.98           0.48           1.46
11/30/97                                                11.04       1.04           0.48           1.52
11/30/98                                                11.82       1.14          (1.24)         (0.10)
1/31/99#                                                10.98       0.18          (0.02)          0.16
Worldwide High Income Portfolio
10/28/94-
11/30/94                                                10.00       0.04          (0.09)         (0.05)
11/30/95                                                 9.95       1.10           0.47           1.57
11/30/96                                                11.42       1.25           1.60           2.85
11/30/97                                                13.35       0.98           0.68           1.66
11/30/98                                                13.20       1.07          (2.61)         (1.54)
1/31/99#                                                10.31       0.16          (0.35)         (0.19)
SunAmerica Balanced Portfolio
6/3/96-
11/30/96                                                10.00       0.10           1.03           1.13
11/30/97                                                11.13       0.23           2.15           2.38
11/30/98                                                13.45       0.30           2.33           2.63
1/31/99#                                                15.61       0.05           1.58           1.63
MFS Total Return Portfolio
10/28/94-
11/30/94                                                10.00       0.04          (0.08)         (0.04)
11/30/95                                                 9.96       0.34           2.23           2.57
11/30/96                                                12.48       0.34           1.31           1.65
11/30/97                                                13.63       0.37           1.39           1.76
11/30/98                                                14.75       0.36           1.56           1.92
1/31/99#                                                14.96       0.06           0.82           0.88

--------------------------------------------------  -----------------------------------------------------------
                                                      DIVIDENDS      DIVIDENDS     NET                   NET
                                                    DECLARED FROM    FROM NET     ASSET                 ASSETS
                                                         NET         REALIZED     VALUE                 END OF
                      PERIOD                         INVESTMENT       GAIN ON     END OF     TOTAL      PERIOD
                      ENDED                            INCOME       INVESTMENTS   PERIOD   RETURN***   (000'S)
--------------------------------------------------  -----------------------------------------------------------
Cash Management Portfolio
11/30/94                                            $      (0.09)     $    -      $10.47      3.51%    $ 89,098
11/30/95                                                   (0.34)          -       10.70      5.59       90,731
11/30/96                                                   (0.45)          -       10.76      4.92       91,247
11/30/97                                                   (0.56)          -       10.74      5.22      156,119
11/30/98                                                   (0.68)          -       10.58      5.05      223,640
1/31/99#                                                       -           -       10.67      0.85      277,370
Global Bond Portfolio
11/30/94                                                   (0.09)      (0.05)       9.83     (3.18)      44,543
11/30/95                                                   (0.38)          -       11.02     16.40       59,759
11/30/96                                                   (0.75)          -       11.40     10.94       68,221
11/30/97                                                   (0.75)      (0.04)      11.51      8.43       89,043
11/30/98                                                   (0.79)      (0.22)      11.77     11.75      115,428
1/31/99#                                                       -           -       11.95      1.53      122,306
Corporate Bond Portfolio
11/30/94                                                   (0.05)      (0.04)       9.75     (3.41)      15,869
11/30/95                                                   (0.53)          -       10.82     17.01       29,475
11/30/96                                                   (0.41)          -       11.09      6.51       37,207
11/30/97                                                   (0.53)          -       11.54      9.26       62,272
11/30/98                                                   (0.46)          -       11.83      6.61      143,561
1/31/99#                                                       -           -       11.99      1.35      158,804
High-Yield Bond Portfolio
11/30/94                                                   (0.29)      (0.06)      10.32     (4.26)      55,803
11/30/95                                                   (1.02)          -       10.53     12.64       82,174
11/30/96                                                   (0.95)          -       11.04     14.86      113,229
11/30/97                                                   (0.74)          -       11.82     14.53      195,639
11/30/98                                                   (0.66)      (0.08)      10.98     (1.26)     284,580
1/31/99#                                                       -           -       11.14      1.46      293,037
Worldwide High Income Portfolio
10/28/94-
11/30/94                                                       -           -        9.95     (0.50)      10.478
11/30/95                                                   (0.10)          -       11.42     16.02       21,515
11/30/96                                                   (0.87)      (0.05)      13.35     26.87       49,204
11/30/97                                                   (0.90)      (0.91)      13.20     14.17      125,224
11/30/98                                                   (0.61)      (0.74)      10.31    (13.74)     121,290
1/31/99#                                                       -           -       10.12     (1.84)     116,977
SunAmerica Balanced Portfolio
6/3/96-
11/30/96                                                       -           -       11.13     11.30       10,224
11/30/97                                                   (0.04)      (0.02)      13.45     21.48       44,621
11/30/98                                                   (0.11)      (0.36)      15.61     19.81      149,242
1/31/99#                                                       -           -       17.24     10.44      194,878
MFS Total Return Portfolio
10/28/94-
11/30/94                                                       -           -        9.96     (0.40)       1,516
11/30/95                                                   (0.05)          -       12.48     25.89       32,429
11/30/96                                                   (0.19)      (0.31)      13.63     13.75       70,021
11/30/97                                                   (0.23)      (0.41)      14.75     13.52       95,721
11/30/98                                                   (0.31)      (1.40)      14.96     13.54      131,440
1/31/99#                                                       -           -       15.84      5.88      145,332

--------------------------------------------------  ------------------------------------------
                                                                      RATIO OF NET
                                                     RATIO OF          INVESTMENT
                                                    EXPENSES TO        INCOME TO
                      PERIOD                        AVERAGE NET         AVERAGE      PORTFOLIO
                      ENDED                           ASSETS           NET ASSETS    TURNOVER
--------------------------------------------------  ------------------------------------------
Cash Management Portfolio
11/30/94                                                 0.70%++          3.73%++         -%
11/30/95                                                 0.67             5.32            -
11/30/96                                                 0.62             4.90            -
11/30/97                                                 0.63             5.06            -
11/30/98                                                 0.58             4.97            -
1/31/99#                                                0.62+            5.02+            -
Global Bond Portfolio
11/30/94                                                 1.06             5.29          347
11/30/95                                                 0.95             5.89          339
11/30/96                                                 0.89             5.44          223
11/30/97                                                 0.90             4.70          360
11/30/98                                                 0.85             4.27          210
1/31/99#                                                0.97+            3.65+           30
Corporate Bond Portfolio
11/30/94                                                 0.94++           5.21++        419
11/30/95                                                 0.96++           5.93++        412
11/30/96                                                 0.97             6.11          338
11/30/97                                                 0.91             6.99           49
11/30/98                                                 0.77             6.61           15
1/31/99#                                                0.80+            6.16+            4
High-Yield Bond Portfolio
11/30/94                                                 0.92++          11.07++        225
11/30/95                                                 0.80            10.80          174
11/30/96                                                 0.77             9.41          107
11/30/97                                                 0.75             9.26          243
11/30/98                                                 0.69             9.75          128
1/31/99#                                                0.72+            9.71+           17
Worldwide High Income Portfolio
10/28/94-
11/30/94                                              1.60+++          4.48+++            2
11/30/95                                                 1.30            10.46          176
11/30/96                                                 1.18            10.45          177
11/30/97                                                 1.10             7.58          146
11/30/98                                                 1.08             8.90          158
1/31/99#                                               1.11+@           9.57+@           12
SunAmerica Balanced Portfolio
6/3/96-
11/30/96                                                 1.00+++          1.92+++        40
11/30/97                                                 1.00             1.82          143
11/30/98                                                 0.78             2.10          111
1/31/99#                                               0.74+@           1.73+@           26
MFS Total Return Portfolio
10/28/94-
11/30/94                                                 1.00+++          4.25+++        10
11/30/95                                                 0.98++           3.08++        153
11/30/96                                                 0.84             2.74          194
11/30/97                                                 0.82             2.63          271
11/30/98                                                 0.77             2.43          106
1/31/99#                                                0.81+            2.40+           86

   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   #  The Portfolio changed its fiscal year ended from November 30 to January
      31.

   +  Annualized

   @  Net of custody credits of 0.01%

   ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income to average net assets would have been as follows:

                                                           EXPENSES                              NET INVESTMENT INCOME
                                           ----------------------------------------   -------------------------------------------
                                           1994   1995   1996   1997   1998    1999   1994    1995    1996    1997   1998    1999
                                           ----------------------------------------   -------------------------------------------
Cash Management Portfolio................  0.78%  0.67%  0.62%  0.63%  0.58%   0.62%   3.65%   5.32%   4.90%  5.06%  4.97%   5.02%
Global Bond Portfolio....................  1.06   0.95   0.89   0.90   0.85    0.97    5.29    5.89    5.44   4.70   4.27    3.65
Corporate Bond Portfolio.................  1.09   0.97   0.97   0.91   0.77    0.80    5.06    5.92    6.11   6.99   6.61    6.16
High-Yield Bond Portfolio................  0.93   0.80   0.77   0.75   0.69    0.72   11.06   10.80    9.41   9.26   9.75    9.71
Worldwide High Income Portfolio..........  2.26   1.30   1.18   1.10   1.08    1.11    3.82   10.46   10.45   7.58   8.90    9.57
SunAmerica Balanced Portfolio............     -      -   1.43   1.00   0.78    0.74       -       -    1.49   1.82   2.10    1.73
MFS Total Return Portfolio...............  6.82   1.11   0.84   0.82   0.77    0.81   (1.57)   2.95    2.74   2.63   2.43    2.40

--------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
                      FINANCIAL HIGHLIGHTS* -- (CONTINUED)
 (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
                                    PERIOD)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                    NET                                    TOTAL
                                                   ASSET       NET       NET REALIZED       FROM
                                                   VALUE     INVEST-     & UNREALIZED     INVEST-
                   PERIOD                        BEGINNING     MENT     GAIN (LOSS) ON      MENT
                    ENDED                        OF PERIOD   INCOME**    INVESTMENTS     OPERATIONS
---------------------------------------------------------------------------------------------------
Asset Allocation Portfolio

11/30/94                                          $10.36      $0.29         $(0.25)        $ 0.04
11/30/95                                           10.32       0.42           2.24           2.66
11/30/96                                           12.74       0.48           2.00           2.48
11/30/97                                           14.52       0.44           2.55           2.99
11/30/98                                           16.21       0.48           0.08           0.56
1/31/99#                                           14.81       0.07           0.15           0.22
Utility Portfolio
6/3/96-
11/30/96                                           10.00       0.24           0.51           0.75
11/30/97                                           10.75       0.36           1.91           2.27
11/30/98                                           12.91       0.42           1.62           2.04
1/31/99#                                           14.46       0.08           0.03           0.11
Growth-Income Portfolio

11/30/94                                           10.61       0.13          (0.36)         (0.23)
11/30/95                                           10.33       0.17           3.31           3.48
11/30/96                                           13.71       0.18           3.48           3.66
11/30/97                                           16.82       0.17           4.69           4.86
11/30/98                                           20.82       0.17           4.33           4.50
1/31/99#                                           24.23       0.02           3.63           3.65
Federated Value Portfolio
6/3/96-
11/30/96                                           10.00       0.07           1.01           1.08
11/30/97                                           11.08       0.13           2.72           2.85
11/30/98                                           13.90       0.17           2.35           2.52
1/31/99#                                           16.06       0.02           0.54           0.56
Venture Value Portfolio
10/28/94-
11/30/94                                           10.00       0.03          (0.25)         (0.22)
11/30/95                                            9.78       0.17           3.55           3.72
11/30/96                                           13.47       0.18           3.46           3.64
11/30/97                                           16.90       0.19           4.73           4.92
11/30/98                                           21.47       0.20           2.23           2.43
1/31/99#                                           23.10       0.03           1.25           1.28
"Dogs" of Wall Street Portfolio
4/1/98-
11/30/98                                           10.00       0.11          (0.30)         (0.19)
1/31/99#                                            9.81       0.02          (0.23)         (0.21)
Putnam Growth Portfolio

11/30/94                                           10.04       0.03          (0.01)          0.02
11/30/95                                           10.05      (0.01)          3.09           3.08
11/30/96                                           13.10          -           2.61           2.61
11/30/97                                           15.71       0.03           3.93           3.96
11/30/98                                           19.15       0.01           4.15           4.16
1/31/99#                                           20.21      (0.01)          3.33           3.32
MFS Growth and Income Portfolio

11/30/94                                           10.78       0.16          (0.87)         (0.71)
11/30/95                                           10.01       0.12           3.14           3.26
11/30/96                                           13.14       0.11           2.16           2.27
11/30/97                                           14.39       0.11           2.48           2.59
11/30/98                                           15.62       0.02           2.61           2.63
1/31/99#                                           15.37       0.01           1.60           1.61

---------------------------------------------  --------------------------------------------------------------
                                                 DIVIDENDS       DIVIDENDS     NET                    NET
                                               DECLARED FROM     FROM NET     ASSET                  ASSETS
                                                    NET          REALIZED     VALUE                  END OF
                   PERIOD                        INVESTMENT       GAIN ON     END OF     TOTAL       PERIOD
                    ENDED                          INCOME       INVESTMENTS   PERIOD   RETURN***    (000'S)
---------------------------------------------  --------------------------------------------------------------
Asset Allocation Portfolio
11/30/94                                       $       (0.05)     $(0.03)     $10.32      0.30%    $  106,856
11/30/95                                               (0.20)      (0.04)      12.74     26.10        199,836
11/30/96                                               (0.31)      (0.39)      14.52     20.27        316,388
11/30/97                                               (0.40)      (0.90)      16.21     21.97        526,585
11/30/98                                               (0.35)      (1.61)      14.81      2.85        713,045
1/31/99#                                                   -           -       15.03      1.49        724,516
Utility Portfolio
6/3/96-
11/30/96                                                   -           -       10.75      7.50          6,299
11/30/97                                               (0.09)      (0.02)      12.91     21.26         24,366
11/30/98                                               (0.16)      (0.33)      14.46     15.98         68,049
1/31/99#                                                   -           -       14.57      0.76         77,323
Growth-Income Portfolio
11/30/94                                               (0.04)      (0.01)      10.33     (2.20)        84,899
11/30/95                                               (0.10)          -       13.71     33.89        171,281
11/30/96                                               (0.12)      (0.43)      16.82     27.41        325,463
11/30/97                                               (0.13)      (0.73)      20.82     30.11        622,062
11/30/98                                               (0.13)      (0.96)      24.23     21.91      1,019,590
1/31/99#                                                   -           -       27.88     15.06      1,206,113
Federated Value Portfolio
6/3/96-
11/30/96                                                   -           -       11.08     10.80         12,460
11/30/97                                               (0.03)          -       13.90     25.75         59,024
11/30/98                                               (0.06)      (0.30)      16.06     18.22        145,900
1/31/99#                                                   -           -       16.62      3.49        159,176
Venture Value Portfolio
10/28/94-
11/30/94                                                   -           -        9.78      (2.20)        4,449
11/30/95                                               (0.03)          -       13.47     38.17        154,908
11/30/96                                               (0.09)      (0.12)      16.90     27.44        516,413
11/30/97                                               (0.09)      (0.26)      21.47     29.62      1,140,053
11/30/98                                               (0.12)      (0.68)      23.10     11.36      1,725,411
1/31/99#                                                   -           -       24.38      5.54      1,840,354
"Dogs" of Wall Street Portfolio
4/1/98-
11/30/98                                                   -           -        9.81     (1.90)        65,283
1/31/99#                                                   -           -        9.60     (2.14)        78,062
Putnam Growth Portfolio
11/30/94                                               (0.01)          -       10.05      0.19         75,342
11/30/95                                               (0.03)          -       13.10     30.66        115,276
11/30/96                                                   -           -       15.71     19.92        160,073
11/30/97                                                   -       (0.52)      19.15     26.01        234,726
11/30/98                                               (0.02)      (3.08)      20.21     22.56        398,863
1/31/99#                                                   -           -       23.53     16.43        494,813
MFS Growth and Income Portfolio
11/30/94                                               (0.06)          -       10.01     (6.64)       104,194
11/30/95                                               (0.13)          -       13.14     32.92        149,910
11/30/96                                               (0.11)      (0.91)      14.39     18.40        186,368
11/30/97                                               (0.10)      (1.26)      15.62     19.78        218,496
11/30/98                                               (0.12)      (2.76)      15.37     17.82        238,298
1/31/99#                                                   -           -       16.98     10.47        266,069

---------------------------------------------  --------------------------------------
                                                             RATIO OF NET
                                                RATIO OF      INVESTMENT
                                               EXPENSES TO    INCOME TO
                   PERIOD                      AVERAGE NET     AVERAGE      PORTFOLIO
                    ENDED                        ASSETS       NET ASSETS    TURNOVER
---------------------------------------------  --------------------------------------
Asset Allocation Portfolio
11/30/94                                          0.94%++        2.71%++       152%
11/30/95                                          0.81           3.62          207
11/30/96                                          0.74           3.66          200
11/30/97                                          0.68           2.88          176
11/30/98                                          0.64           3.15          156
1/31/99#                                         0.66+          2.60+           30
Utility Portfolio
6/3/96-
11/30/96                                          1.05+++        4.41+++        24
11/30/97                                          1.05++         3.15++         77
11/30/98                                          1.01           3.04           72
1/31/99#                                         0.93+          3.02+           12
Growth-Income Portfolio
11/30/94                                          0.81++         1.26++         59
11/30/95                                          0.77           1.42           59
11/30/96                                          0.72           1.21           82
11/30/97                                          0.65           0.89           44
11/30/98                                          0.60           0.78           53
1/31/99#                                         0.60+          0.35+           16
Federated Value Portfolio
6/3/96-
11/30/96                                          1.05+++        1.26+++        30
11/30/97                                          1.03           1.03           46
11/30/98                                          0.83           1.13           51
1/31/99#                                         0.86+          0.75+            4
Venture Value Portfolio
10/28/94-
11/30/94                                          1.10+++        3.93+++         -
11/30/95                                          1.00++         1.43++         18
11/30/96                                          0.85           1.21           22
11/30/97                                          0.79           0.98           22
11/30/98                                          0.75           0.89           25
1/31/99#                                         0.77+          0.86+            5
"Dogs" of Wall Street Portfolio
4/1/98-
11/30/98                                       0.85+++        2.04+++            0
1/31/99#                                         0.85+          0.93+           58
Putnam Growth Portfolio
11/30/94                                          0.96++         0.31++         54
11/30/95                                          0.93          (0.05)          52
11/30/96                                          0.90          (0.02)          63
11/30/97                                          0.91           0.18          125
11/30/98                                          0.86           0.09           75
1/31/99#                                         0.86+          (0.19)+         10
MFS Growth and Income Portfolio
11/30/94                                          0.81++         1.52++        211
11/30/95                                          0.76           1.01          229
11/30/96                                          0.74           0.82          164
11/30/97                                          0.73           0.77          217
11/30/98                                          0.70           0.17          105
1/31/99#                                         0.75+          0.38+           76

   *  Calculated based upon average shares outstanding

   **  After fee waivers and expense reimbursements by the investment adviser

   *** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

   #  The Portfolio changed its fiscal year ended from November 30 to January
      31.

   +  Annualized

   ++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                         EXPENSES                           NET INVESTMENT INCOME (LOSS)
                                         ----------------------------------------   ---------------------------------------------
                                         1994   1995   1996   1997   1998    1999   1994    1995    1996    1997    1998    1999
                                         ----------------------------------------   ---------------------------------------------
 Asset Allocation Portfolio............  0.94%  0.81%  0.74%  0.68%  0.64%   0.66%   2.71%   3.62%   3.66%   2.88%  3.15%    2.60%
 Utility Portfolio.....................     -      -   1.93   1.24   1.01    0.93       -       -    3.53    2.96   3.04     3.02
 Growth-Income Portfolio...............  0.89   0.77   0.72   0.65   0.60    0.60    1.18    1.42    1.21    0.89   0.78     0.55
 Federated Value Portfolio.............     -      -   1.57   1.03   0.83    0.86       -       -    0.74    1.03   1.13     0.75
 Venture Value Portfolio...............  3.89   1.02   0.85   0.79   0.75    0.77    1.14    1.41    1.21    0.98   0.89     0.86
 "Dogs" of Wall Street Portfolio.......     -      -      -      -   0.92    0.85       -       -       -       -   1.97     0.93
 Putnam Growth Portfolio...............  1.05   0.93   0.90   0.91   0.86    0.86    0.22   (0.05)  (0.02)   0.18   0.09    (0.19)
 MFS Growth and Income Portfolio.......  0.87   0.76   0.74   0.73   0.70    0.75    1.46    1.01    0.82    0.77   0.17     0.38

--------------------------------------------------------------------------------

                            SUNAMERICA SERIES TRUST
                      FINANCIAL HIGHLIGHTS* -- (CONTINUED)
 (SELECTED DATA FOR A SHARE OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH
                                    PERIOD)
--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------------------------------------
                                                    NET        NET                         TOTAL        DIVIDENDS      DIVIDENDS
                                                   ASSET     INVEST-     NET REALIZED       FROM      DECLARED FROM    FROM NET
                                                   VALUE       MENT      & UNREALIZED     INVEST-          NET         REALIZED
                    PERIOD                       BEGINNING    INCOME    GAIN (LOSS) ON      MENT       INVESTMENT       GAIN ON
                    ENDED                        OF PERIOD   (LOSS)**    INVESTMENTS     OPERATIONS      INCOME       INVESTMENTS
---------------------------------------------------------------------------------------------------------------------------------
Alliance Growth Portfolio

11/30/94                                          $10.92      $0.04         $(0.14)        $(0.10)    $      (0.01)     $(0.17)
11/30/95                                           10.64       0.07           5.08           5.15            (0.03)      (0.13)
11/30/96                                           15.63       0.08           4.07           4.15            (0.04)      (1.01)
11/30/97                                           18.73       0.16           4.76           4.92            (0.05)      (1.04)
11/30/98                                           22.56       0.07           7.77           7.84            (0.06)      (2.30)
1/31/99#                                           28.04       0.00           7.22           7.22                -           -
Global Equities Portfolio

11/30/94                                           10.99       0.05           0.71           0.76            (0.01)      (0.07)
11/30/95                                           11.67       0.12           1.64           1.76            (0.08)      (0.29)
11/30/96                                           13.06       0.14           2.19           2.33            (0.14)      (0.33)
11/30/97                                           14.92       0.09           1.79           1.88            (0.13)      (0.69)
11/30/98                                           15.98       0.07           2.40           2.47            (0.19)      (1.36)
1/31/99#                                           16.90       0.00           1.71           1.71                -           -
International Growth and Income Portfolio
6/2/97-
11/30/97                                           10.00       0.03           0.38           0.41                -           -
11/30/98                                           10.41       0.13           0.86           0.99            (0.03)      (0.06)
1/31/99#                                           11.31          -           0.40           0.40            (0.02)      (0.19)
International Diversified Equities Portfolio
10/28/94-11/30/94                                  10.00       0.01          (0.23)         (0.22)               -           -
11/30/95                                            9.78       0.07           0.38           0.45            (0.08)          -
11/30/96                                           10.15       0.05           1.43           1.48            (0.26)          -
11/30/97                                           11.37       0.09           0.28           0.37            (0.31)      (0.10)
11/30/98                                           11.33       0.15           1.93           2.08            (0.40)      (0.15)
1/31/99#                                           12.86      (0.01)          0.22           0.21                -           -
Real Estate Portfolio
6/2/97-
11/30/97                                           10.00       0.16           1.37           1.53                -           -
11/30/98                                           11.53       0.45          (1.93)         (1.48)           (0.16)      (0.01)
1/31/99#                                            9.88       0.09          (0.36)         (0.27)               -           -
Aggressive Growth Portfolio
6/3/96-
11/30/96                                           10.00       0.02           0.34           0.36                -           -
11/30/97                                           10.36       0.01           1.40           1.41            (0.01)          -
11/30/98                                           11.76       0.04           0.52           0.56                -           -
1/31/99#                                           12.32          -           3.20           3.20                -           -
Emerging Markets Portfolio
6/2/97-
11/30/97                                           10.00       0.06          (2.03)         (1.97)               -           -
11/30/98                                            8.03       0.04          (1.78)         (1.74)           (0.07)          -
1/31/99#                                            6.22       0.01              -           0.01            (0.01)          -

----------------------------------------------  --------------------------------------------------------------------------
                                                 NET                    NET                       RATIO OF NET
                                                ASSET                  ASSETS       RATIO OF       INVESTMENT
                                                VALUE                  END OF      EXPENSES TO     INCOME TO
                    PERIOD                      END OF     TOTAL       PERIOD      AVERAGE NET      AVERAGE      PORTFOLIO
                    ENDED                       PERIOD   RETURN***    (000'S)        ASSETS        NET ASSETS    TURNOVER
----------------------------------------------  --------------------------------------------------------------------------
Alliance Growth Portfolio
11/30/94                                        $10.64     (0.93)%   $   53,213           0.82%++     0.37%++       146%
11/30/95                                         15.63     48.91        167,870           0.79        0.51          138
11/30/96                                         18.73     28.05        381,367           0.71        0.51          121
11/30/97                                         22.56     27.80        704,533           0.65        0.37          110
11/30/98                                         28.04     35.92      1,396,140           0.58        0.27           90
1/31/99#                                         35.26     25.75      1,864,924          0.63+       (0.01)+         11
Global Equities Portfolio
11/30/94                                         11.67      6.87        136,758           1.28        0.42           67
11/30/95                                         13.06     15.58        165,752           1.14        1.02          106
11/30/96                                         14.92     18.21        246,482           1.03        1.04           70
11/30/97                                         15.98     13.30        341,639           0.95        0.58          115
11/30/98                                         16.90     15.34        420,358           0.88        0.46           92
1/31/99#                                         18.61     10.12        463,138          0.86+       (0.04)+         12
International Growth and Income Portfolio
6/2/97-
11/30/97                                         10.41      4.10         42,844           1.60+++     0.61+++        19
11/30/98                                         11.31      9.58        128,344           1.46        1.12           51
1/31/99#                                         11.50      3.56        142,497          1.46+       (0.10)          10
International Diversified Equities Portfolio
10/28/94-11/30/94                                 9.78     (2.20)        12,438           1.70+++     1.60+++         -
11/30/95                                         10.15      4.63         48,961           1.70++      0.76++         52
11/30/96                                         11.37     14.85        157,008           1.59        0.47           53
11/30/97                                         11.33      3.52        248,927           1.35        0.82           56
11/30/98                                         12.86     18.33        354,174           1.26        1.18           40
1/31/99#                                         13.07      1.63        373,785          1.26+       (0.43)+          7
Real Estate Portfolio
6/2/97-
11/30/97                                         11.53     15.30         29,565           1.25+++     3.25+++         7
11/30/98                                          9.88    (13.04)        59,102           0.95        4.21           26
1/31/99#                                          9.61     (2.73)        58,504          1.01+       5.63+            6
Aggressive Growth Portfolio
6/3/96-
11/30/96                                         10.36      3.60         35,124           1.05+++     0.46+++        47
11/30/97                                         11.76     13.62        103,603           0.90       (0.13)         221
11/30/98                                         12.32      4.76        133,183           0.83        0.32          268
1/31/99#                                         15.52     25.97        182,313          0.82+       0.13+           29
Emerging Markets Portfolio
6/2/97-
11/30/97                                          8.03    (19.70)        19,979           1.90+++     1.33+++        49
11/30/98                                          6.22    (21.86)        31,685           1.90++      0.61++         96
1/31/99#                                          6.22      0.20         32,708        1.90+++     0.60+++           22

*  Calculated based upon average shares outstanding

**  After fee waivers and expense reimbursements by the investment adviser

*** Does not reflect expenses that apply to the separate accounts of Anchor National Life Insurance Company and First SunAmerica Life Insurance Company. If such expenses had been included, total return would have been lower for each period presented.

#  The Portfolio changed its fiscal year ended from November 30 to January 31.

+  Annualized

++ During the below stated periods, the investment adviser waived a portion of or all fees and assumed a portion of or all expenses for the portfolios. If all fees and expenses had been incurred by the portfolios, the ratio of expenses to average net assets and the ratio of net investment income (loss) to average net assets would have been as follows:

                                                        EXPENSES                            NET INVESTMENT INCOME (LOSS)
                                        ----------------------------------------   ----------------------------------------------
                                        1994   1995   1996   1997   1998    1999   1994    1995    1996    1997    1998     1999
                                        ----------------------------------------   ----------------------------------------------
 Alliance Growth Portfolio............  0.96%  0.79%  0.71%  0.65%  0.58%   0.63%   0.23%   0.51%   0.51%   0.37%   0.27%   (0.01)%
 Global Equities Portfolio............  1.28   1.14   1.03   0.95   0.88    0.86    0.42    1.02    1.04    0.58    0.46    (0.04)
 International Growth and Income
  Portfolio...........................     -      -      -   2.02   1.46    1.46       -       -       -    0.19    1.12    (0.10)
 International Diversified Equities
  Portfolio...........................  3.50   2.09   1.59   1.35   1.26    1.26   (0.20)   0.37    0.47    0.82    1.18    (0.43)
 Real Estate Portfolio................     -      -      -   1.36   0.95    1.01       -       -       -    3.14    4.21     5.63
 Aggressive Growth Portfolio..........     -      -   1.09   0.90   0.83    0.82       -       -    0.42   (0.13)   0.32     0.13
 Emerging Markets Portfolio...........     -      -      -   2.60   2.01    2.29       -       -       -    0.63    0.50     0.21

--------------------------------------------------------------------------------

                              FOR MORE INFORMATION
--------------------------------------------------------------------------------

The following documents contain more information about the Portfolios and are available free of charge upon request:

        ANNUAL/SEMI-ANNUAL REPORTS. Contain financial statements, performance data and information on portfolio holdings. The annual report also contains a written analysis of market conditions and investment strategies that significantly affected a Portfolio's performance for the most recently completed fiscal year.

        STATEMENT OF ADDITIONAL INFORMATION (SAI). Contains additional information about the Portfolios' policies, investment restrictions and business structure. This prospectus incorporates the SAI by reference.

You may obtain copies of these documents or ask questions about the Portfolios by contacting:

          Anchor National Life Insurance Company
          Annuity Service Center
          P.O. Box 54299
          Los Angeles, California 90054-0299
          1-800-445-7862

                 -- or --

          First SunAmerica Life Insurance Company
          Service Center
          P.O. Box 54299
          Los Angeles, California 90054-0299
          1-800-99-NYSUN (New York Shareholders)
          1-800-445-SUN2 (all others)

Information about the Portfolios (including the SAI) can be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission, Washington, D.C. Call (800) SEC-0330 for information on the operation of the Public Reference Room. Information about the Portfolios is also available on the Securities and Exchange Commission's web-site at http://www.sec.gov and copies may be obtained upon payment of a duplicating fee by writing the Public Reference Section of the Securities and Exchange Commission, Washington, D.C. 20549-6009.

You should rely only on the information contained in this prospectus. No one is authorized to provide you with any different information.

[LOGO]

Anchor National Life Insurance Company
1 SunAmerica Center
Los Angeles, California 90067-6022

First SunAmerica Life Insurance Company
733 Third Avenue
New York, New York 10017

INVESTMENT COMPANY ACT
-  File No. 811-7238
                                       66